UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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MADRIGAL PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Madrigal Pharmaceuticals

Notice of 2021 Annual Meeting & Proxy Statement

May 5, 2021

DEAR STOCKHOLDERS:

I am pleased to invite you to attend the 2021 Annual Meeting of Stockholders of Madrigal Pharmaceuticals, Inc. (the “Annual Meeting”) on Thursday, June 17, 2021 at 9:00 a.m. Eastern Time. In light of continuing COVID-19 health concerns and social distancing recommendations by governmental and health authorities, Madrigal has decided to continue last year’s virtual format for our Annual Meeting. Like that employed last year, this virtual approach is designed to provide a consistent and convenient remote access and attendance experience for all stockholders, via internet, regardless of location. You may attend the Annual Meeting virtually via the Internet at www.proxydocs.com/MDGL. In order to attend you must register in advance at www.proxydocs.com/MDGL prior to the deadline of June 10, 2021 at 5:00 pm Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will permit you to submit questions in advance of the Annual Meeting and allow you access to the meeting. Please be sure to follow instructions found on your Proxy Card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email.

The Notice of the 2021 Annual Meeting of Stockholders and the proxy statement contain details of the business to be conducted at the Annual Meeting, including the nominees for election as directors. Only stockholders of record at the close of business on April 26, 2021 will be entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to participate in the Annual Meeting, we hope that you will vote as soon as possible. You may vote by proxy over the Internet (as described below), by telephone, or by mail (if you received paper copies of the proxy materials) by following the instructions on the proxy card or voting instruction card. Voting over the Internet or by telephone, written proxy or voting instruction card will ensure your representation at the Annual Meeting.

Thank you for your ongoing support of Madrigal.

Sincerely,

Paul A. Friedman

Chairman and Chief Executive Officer

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 17, 2021

To the Stockholders of Madrigal Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders of Madrigal Pharmaceuticals, Inc., a Delaware corporation, will be held on Thursday, June 17, 2021, at 9:00 a.m. Eastern Time for the following purposes:

1.

to elect two Class II director nominees named in the accompanying proxy statement to serve on the Board of Directors for three-year terms expiring at the Annual Meeting of Stockholders to be held in 2024 or until their successors are duly elected and qualified;

2.

to approve our amended 2015 Stock Plan, which among other things increases the total number of shares of our common stock available for issuance under the 2015 Stock Plan by 1,200,000 shares and incorporates our director equity compensation policy within the Plan terms, in the form attached as Annex A to this proxy statement;

3.	to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

4.

to approve, on an advisory basis, the compensation of our named executive officers as disclosed in the accompanying proxy statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and

5.	to transact such other business that is properly presented at the meeting and any adjournments or postponements thereof.

The 2021 Annual Meeting of Stockholders will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast. To participate in the 2021 Annual Meeting virtually via the Internet, please visit www.proxydocs.com/MDGL. Through this webcast, stockholders and proxyholders will be deemed to be present in person for purposes of conducting a vote at such meeting. In order to attend this webcast, you must register in advance at www.proxydocs.com/MDGL prior to the deadline of June 10, 2021 at 5:00 pm Eastern Time, as more fully described in the accompanying proxy statement and proxy card.

In accordance with rules established by the Securities and Exchange Commission, we are providing you access to our proxy materials over the Internet. Accordingly, we plan to mail a Notice of Internet Availability of Proxy Materials, or the Notice, to our stockholders on or about May 5, 2021. The Notice will describe how to access and review our proxy materials, including our proxy statement, proxy card, and 2020 Annual Report on Form 10-K. The Notice, as well as our proxy card, will also describe how you may submit your proxy electronically. If you received just a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the accompanying proxy statement.

Only stockholders of record at the close of business on April 26, 2021, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices for the ten days prior to the Annual Meeting. All stockholders are cordially invited to attend the Annual Meeting via live webcast. Whether or not you plan to attend the virtual Annual Meeting, please vote as soon as possible.

BY ORDER OF THE BOARD OF DIRECTORS

Brian J. Lynch
Senior Vice President and General Counsel

West Conshohocken, Pennsylvania
May 5, 2021

YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR VOTE PROMPTLY.

2021 PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials

For the Stockholder Meeting to be Held on June 17, 2021

at 9:00 a.m. Eastern Time

This year’s meeting is a virtual stockholders meeting at www.proxydocs.com/MDGL.

The Proxy Statement, Proxy Card and Annual Report on Form 10-K for 2020 are available at:

www.proxydocs.com/MDGL

YOUR VOTE IS VERY IMPORTANT

You are cordially invited to attend the Annual Meeting, which will be a virtual meeting and therefore will not be held at a physical location. To participate in the 2021 Annual Meeting, virtually via the Internet, please visit www.proxydocs.com/MDGL. In order to attend, you must register in advance at www.proxydocs.com/MDGL prior to the deadline of June 10, 2021 at 5:00 pm Eastern Time. Whether or not you expect to attend the Annual Meeting virtually, please vote over the telephone or the Internet, or, if you receive a paper proxy card by mail, by completing, dating, signing and returning the proxy mailed to you, as promptly as possible in order to ensure your representation at the Annual Meeting.

PROXY STATEMENT

We prepared this proxy statement under the direction of our Board of Directors to solicit your proxy for use at our 2021 Annual Meeting of Stockholders to be held via internet webcast on Thursday, June 17, 2021, at 9:00 a.m. Eastern Time. As used in this proxy statement, the terms “Madrigal,” “Public Madrigal,” the “Company,” “we,” “our” and “us” refer to Madrigal Pharmaceuticals, Inc., a Delaware corporation that has been publicly traded since July 22, 2016.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

How do I attend the Annual Meeting?

The 2021 Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast.

To participate in the 2021 Annual Meeting virtually, via the Internet, please visit www.proxydocs.com/MDGL. In order to attend, you must register in advance at www.proxydocs.com/MDGL prior to the deadline of June 10, 2021 at 5:00 pm Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will permit you to submit questions. You will not be able to attend the 2021 Annual Meeting in person.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials, or the Notice, because the Board of Directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about May 5, 2021 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 26, 2021 will be entitled to vote at the Annual Meeting. On April 1 2021, there were 16,487,127 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 26, 2021, your shares were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote directly through any of the following means: (1) electronically over the Internet, (2) by telephone, or (3) by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time, to ensure your vote is counted.

2021 PROXY STATEMENT	1

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 26, 2021, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting, on a virtual basis.

What am I voting on?

There are four matters scheduled for a vote:

•	election of two Class II directors (Proposal No. 1);

•

approval of our amended 2015 Stock Plan, which among other things increases the total number of shares of our common stock available for issuance under the 2015 Stock Plan by 1,200,000 shares and incorporates our director equity compensation policy within the Plan terms, in the form attached as Annex A to this proxy statement (Proposal No. 2);

•	ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021 (Proposal No. 3); and

•

approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or SEC (Proposal No. 4).

What if another matter is properly brought before the meeting?

As of the date of this proxy statement, the Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

For each of Proposal Nos. 1, 2, 3 and 4 to be voted on at the Annual Meeting, including each nominee for director, you may vote “For” or “Against” (or “Withhold” for Proposal No. 1) or abstain from voting. See the table below for more details.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request. Whether or not you plan to participate in the virtual Annual Meeting webcast, we urge you to vote in advance by proxy by one of the foregoing means to ensure your vote is counted.

•

To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free 1-866-249-5094 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. We recommend that you cast your telephone by 11:59 p.m. Eastern Time on June 16, 2021.

•

To vote through the Internet, go to www.proxypush.com/MDGL to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. We recommend that you cast your Internet vote by 11:59 p.m. Eastern Time on June 16, 2021.

2

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization for assistance on how to vote.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 26, 2021.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote through the Internet, by telephone, or by completing a proxy card that may be delivered to you, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, “For” each of the proposals, including for each nominee for director. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange, or the NYSE, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, we believe that Proposals Nos. 1, 2 and 4 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal No. 3 is considered a “routine” matter under stock exchange rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal No. 3.

If you are a beneficial owner of shares held in street name, to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

2021 PROXY STATEMENT	3

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may grant a subsequent proxy by telephone or through the Internet.

•	You may submit another properly completed proxy card with a later date.

•

You may send a timely written notice that you are revoking your proxy to our Secretary at 200 Barr Harbor Drive, Suite 200, West Conshohocken, Pennsylvania 19428. Such notice will be considered timely if it is received at the indicated address by the close of business on Wednesday, June 16, 2021.

Your most current proxy card or most current vote via telephone or Internet proxy will be the vote that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count votes in accordance with the requirements summarized in the table within the section caption below.

What are “broker non-votes?”

When a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules (as described above), the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.”

As a reminder, if you are a beneficial owner of shares held in street name, to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What Vote is Required to Approve Each Proposal and How Are Votes Counted?

Proposal 1: Election of Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. WITHHOLD votes will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

4

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Proposal 2 Approve Amended 2015 Stock Plan

The vote of a majority of the shares of our common stock cast at the Annual Meeting is required to approve the amendment of our 2015 Stock Plan. Abstentions will have the effect of a negative vote on the results of Proposal No. 2 concerning the Amended 2015 Stock Plan. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Broker non-votes will have no effect on the results of this vote.

Proposal 3: Ratify Appointment of Independent Registered Public Accounting Firm

The vote of a majority of the shares of our common stock cast affirmatively at the Annual Meeting is required to ratify the appointment of our independent registered public accounting firm. Abstentions are not considered votes cast on Proposal No.3 and will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on Proposal No. 3. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2021 fiscal year, our Audit Committee will reconsider its selection.

Proposal 4: Approve an Advisory Vote on the Compensation of our Named Executive Officers

The vote of a majority of the shares of our common stock cast affirmatively at the Annual Meeting is required to approve on an advisory basis the compensation of our named executive officers, as described in this proxy statement. Abstentions are not considered votes cast and will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

2021 PROXY STATEMENT	5

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

The following table summarizes the applicable vote required for approval of each item of business to be transacted at the Annual Meeting, assuming there is a quorum. In addition, the table shows the effect on the outcome of the vote of: (i) abstentions (or, in the case of Proposal 1, WITHHOLD votes); (ii) “broker non-votes” or shares held by brokers when a beneficial owner of shares held in “street name” does not provide voting instructions for non-routine matters and, as a result, the broker/nominee is prohibited from voting those shares); and (iii) signed but unmarked proxy cards.

Proposal	Vote Required for Approval	Effect of Abstentions/ Withhold Votes (1)	Uninstructed Shares/ Effect of Broker Non-Votes (1)	Signed but Unmarked Proxy Cards (2)

1. Election of Directors	Plurality of Votes Cast	No effect	Not voted / no effect	Voted “For” each nominee

2. Approval of Amended 2015 Stock Plan	The vote of a majority of the shares of our common stock cast	Same effect as a vote “Against”	Not voted / no effect	Voted “For”

3. Ratification of selection of independent registered public accounting firm	The vote of a majority of the shares of our common stock cast affirmatively or negatively	No effect	Not applicable— discretionary vote by broker	Voted “For”

4. Advisory Vote on Compensation of Our Named Executive Officers	The vote of a majority of the shares of our common stock cast affirmatively or negatively	No effect	Not voted / no effect	Voted “For”

(1)	Abstentions and broker non-votes are included for purposes of determining whether a quorum is present.

(2)

If you sign and return your proxy card properly, but do not provide instructions on your proxy card as to how to vote your shares, your shares will be voted as shown in this column, and in accordance with the judgment of the individuals named as proxies on the proxy card as to any other matter properly brought before the Annual Meeting.

Under stock exchange rules, without voting instructions from beneficial owners, brokers will have discretion to vote on the ratification of the appointment of the independent registered public accounting firm but not on the other proposals.

Is Voting Confidential?

We will keep all the proxies and voting tabulations private. We only let our Inspector of Elections examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time, we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the meeting is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are deemed present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise noted, the following table sets forth certain information regarding the beneficial ownership of our common stock as of April 1, 2021 by:

•	each of our executive officers listed in this proxy statement;

•	each of our directors and director nominees;

•	all of our current directors and executive officers as a group; and

•	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of April 1, 2021 pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 16,487,127 shares of common stock outstanding on April 1, 2021.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Madrigal Pharmaceuticals, Inc., 200 Barr Harbor Drive, Suite 200, West Conshohocken, Pennsylvania 19428.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
Paul A. Friedman, M.D. (1)	1,932,528	11.25%
Rebecca Taub, M.D. (2)	1,932,528	11.25%
Marc R. Schneebaum (3)	212,814	1.28%
Brian J. Lynch (4)	36,218	*
Remy Sukhija (5)	15,000	*
Kenneth M. Bate (6)	50,000	*
Fred B. Craves, Ph.D.(7)	2,783,100	16.83%
James M. Daly (8)	18,000	*
Keith R. Gollust (9)	110,452	*
Richard S. Levy, M.D. (10)	59,100	*
David Milligan Ph.D. (11)	20,000	*
All current executive officers and directors as a group (11 persons) (12)	5,237,212	29.71%
Five Percent Stockholders
Entities Affiliated with Bay City Capital LLC (13)	2,310,521	14.01%
Capital Research Global Investors (14)	1,890,787	11.47%
Entities Affiliated with Baker Bros. Advisors LP (15)	1,499,213	9.09%
Entities Affiliated with Avoro Capital Advisors LLC (16)	1,225,000	7.43%
Entities Affiliated with BlackRock, Inc. (17)	944,418	5.73%
Entities Affiliated with Wellington Management Group LLP (18)	915,892	5.56%
Entities Affiliated with HealthCor Management, L.P.(19)	902,601	5.47%
Entities Affiliated with The Vanguard Group (20)	888,272	5.39%

2021 PROXY STATEMENT	7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

*	Represents beneficial ownership of less than 1% of the shares of common stock.

(1)

Includes: 430,856 shares of common stock issuable upon the exercise of Dr. Friedman’s options that are exercisable within sixty days of April 1, 2021; 655,540 shares of common stock owned and held by SQN, LLC, or SQN; shares held of record or in street name by Dr. Friedman; 8,000 shares held in a grantor retained annuity trust (the “GRAT”); and the deemed beneficial ownership of shares not reflected in the foregoing clauses that are beneficially owned by his spouse, Dr. Taub. See footnote 2 below for Dr. Taub’s beneficial ownership information, but note that the shares described therein should not be double-counted with Dr. Freidman’s shares described herein. Dr. Friedman is a managing member of SQN and may be deemed to share voting and investment power over our common stock that is owned and held by SQN. Dr. Friedman disclaims beneficial ownership of our common stock held by SQN and the GRAT and shares of our common stock beneficially owned by Dr. Taub, except to the extent of his pecuniary interest therein.

(2)

Includes: 252,428 shares of common stock issuable upon the exercise of Dr. Taub’s options that are exercisable within sixty days of April 1, 2021; 655,540 shares of common stock held by SQN; shares held of record or in street name by Dr. Taub; 8,000 shares held in the GRAT; and the deemed beneficial ownership of shares not reflected in the foregoing clauses that are beneficially owned by her spouse, Dr. Friedman. See footnote 1 above for Dr. Freidman’s beneficial ownership information, but note that the shares described therein should not be double-counted with Dr. Taub’s shares described herein. Dr. Taub is a managing member of SQN and may be deemed to share voting and investment power over our common stock that is owned and held by SQN. The 655,540 shares held by SQN and the 8,000 shares held by the GRAT are the same shares of our common stock as are listed in footnote 1. Dr. Taub disclaims beneficial ownership of our common stock held by SQN and the GRAT and shares of our common stock beneficially owned by Dr. Friedman, except to the extent of her pecuniary interest therein.

(3)	Includes 171,147 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 1, 2021.

(4)	Includes 35,688 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 1, 2021.

(5)	Includes 15,000 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 1, 2021.

(6)	Consists of 50,000 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 1, 2021.

(7)

Number of shares listed in table and in this footnote as beneficially owned is based solely on disclosures made in a Form 5 filed with the SEC on February 11, 2021. Includes 2,310,521 shares of common stock held by investment entities affiliated with Bay City Capital LLC, or BCC, as set forth in footnote 13 below, 90,000 shares of common stock held in a GRAT, 15,000 shares of common stock held by the Craves Family Foundation and 50,000 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 1, 2021 issued to Dr. Craves, a director of the Issuer, in connection with his service as a director of the Issuer. Dr. Craves is a party to an agreement whereby he must transfer such stock options to BCC upon receipt. Dr. Craves is a managing director of BCC and thus may be deemed to share voting and investment power and therefore beneficially own shares held by the entities listed in footnote 13. Dr. Craves disclaims beneficial ownership of the shares beneficially owned by the entities listed in footnote 13 except to the extent of his pecuniary interest therein.

(8)	Includes 18,000 shares of common stock issuable upon the exercise of outstanding options exercisable within sixty days of April 1, 2021.

(9)

Includes 50,000 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 1, 2021, 43,975 shares of common stock owned of record by Wyandanch Partners, L.P., 11,477 shares held directly and 5,000 shares of common stock owned of record by Keith R. Gollust Roth IRA. Mr. Gollust is the president and sole stockholder of Gollust Management, Inc., which is the general partner of Wyandanch Partners, L.P.

(10)	Includes 50,000 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 1, 2021.

(11)	Includes 20,000 shares of common stock issuable upon the exercise of options exercisable within sixty days of April 1, 2021.

(12)

Percentage calculation includes common stock issuable upon the exercise of options as set forth in footnotes 1 through 11. Common stock beneficially owned by Drs. Friedman and Taub and referenced in footnotes 1 and 2 above have not been double-counted in the number of shares beneficially owned on this line.

(13)

Number of shares listed in table and in this footnote as beneficially owned is based solely on disclosures made in a Form 4 filed with the SEC on December 1, 2020. Of the 2,310,521 shares listed above, 2,260,791 shares of common stock are held by Bay City Capital Fund IV, L.P., or Fund IV, and 49,730 shares of common stock are held by Bay City Capital Fund IV Co-Investment Fund, L.P., or Co-Invest Fund. Bay City Capital Management IV LLC, or BCC Management IV, is the general partner of Fund IV and Co-Invest Fund. BCC Management IV holds no shares of common stock directly, but is deemed to have beneficial ownership of common stock owned by Fund IV and Co-Invest Fund due to its role as general partner of such funds. Investment and voting decisions by BCC Management IV are exercised by BCC as manager. BCC holds no shares of common stock directly. Due to its role as manager of BCC Management IV, BCC is deemed to have beneficial ownership of common stock deemed to be beneficially owned by BCC Management IV. Dr. Craves is a managing director of BCC and thus may be deemed to share investment and voting power and therefore beneficially own shares held by these entities. Dr. Craves disclaims beneficial ownership of the shares beneficially owned by these entities except to the extent of his pecuniary interest therein. The address for BCC and the entities affiliated with BCC is 750 Battery Street, Suite 400, San Francisco, California 94111.

(14)

Number of shares listed in table as beneficially owned is based solely upon information disclosed via Amendment No. 3 to Schedule 13G filed with the SEC on February 16, 2021. The address for the entities listed above is 333 South Hope Street, Los Angeles, CA 90071.

(15)

Number of shares listed in table and in this footnote as beneficially owned is based solely on information disclosed via Amendment No. 1 to Schedule 13G filed with the SEC on February 16, 2021 (the “Baker Bros. 13G”). The number of shares in the table reflects common stock of

8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Madrigal directly held by certain affiliated funds. The shares described in the table do not include 1,969,797 shares of our common stock that may be acquired upon conversion of Madrigal convertible preferred stock, a common stock equivalent with no voting rights that is convertible into shares of common stock on a 1-for-1 basis only to the extent that after giving effect to such conversion the holders thereof (and their affiliates and any persons who are members of a Section 13(d) group with the holders or their affiliates) would beneficially own (in the aggregate, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934) no more than 4.99% of the outstanding Madrigal common stock (the “Beneficial Ownership Limitation”). Such 1,969,797 shares of Madrigal common stock underlying Madrigal convertible preferred stock, disregarding the Beneficial Ownership Limitation and assuming the full conversion of all currently outstanding preferred shares owned by entities affiliated with Baker Bros. Advisors LP, plus such 1,499,213 additional shares of common stock directly owned by entities affiliated with Baker Bros. Advisors LP collectively would represent 18.79% of our common stock on an as converted, fully-converted basis. The address for the entities listed above and additional reporting persons described in the Baker Bros. 13G is c/o Baker Bros. Advisors LP, 860 Washington Street, 3rd Floor, New York, NY 10014.

(16)

Number of shares listed in table as beneficially owned is based solely upon information disclosed via Schedule 13G filed with the SEC on February 2, 2021. The address for the entities listed above is c/o Avoro Capital Advisors LLC, 110 Greene Street, Suite 800, New York, NY 10012.

(17)

Number of shares listed in table as beneficially owned is based solely upon information disclosed via Schedule 13G filed with the SEC on February 12, 2021. The address for the entities listed above is c/o BlackRock, Inc., 55 East 52nd Street New York, NY 10055.

(18)

Number of shares listed in table as beneficially owned is based solely upon information disclosed via Schedule 13G, Amendment No.1 filed with the SEC on February 4, 2021. The address for the entities listed above is c/o Wellington Management Company, 280 Congress Street, Boston, MA 02210.

(19)

Number of shares listed in table as beneficially owned is based solely upon information disclosed by the entities listed above via Amendment No.2 to Schedule 13G filed with the SEC on February 12, 2021. The address for the entities listed above is 55 Hudson Yards, 28th Floor, New York, New York 10001.

(20)

Number of shares listed in table as beneficially owned is based solely upon information disclosed via Schedule 13G, Amendment No.1 filed with the SEC February 10, 2021. The address for the entities listed above is 100 Vanguard Blvd., Malvern, PA 19355.

2021 PROXY STATEMENT	9

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

Our restated certificate of incorporation and restated bylaws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each Annual Meeting of Stockholders to serve for a three-year term. Our Board of Directors, which consists of eight members, is classified into three classes as follows:

•	the Class I directors are Paul A. Friedman, M.D., Kenneth M. Bate and James M. Daly, and their terms will expire at the Annual Meeting of Stockholders to be held in 2023;

•	the Class II directors are Rebecca Taub, M.D. and Fred B. Craves, Ph.D., and their terms will expire at the Annual Meeting of Stockholders to be held in 2021; and

•	the Class III directors are Keith R. Gollust, David Milligan, Ph.D. and Richard S. Levy, M.D., and their terms are scheduled to expire at the at the Annual Meeting of Stockholders to be held in 2022.

On March 4, 2021, our Nominating and Governance Committee nominated, and our Board thereafter approved on the same date, Rebecca Taub, M.D. and Fred B. Craves, Ph.D. for election at the Annual Meeting for a term of three years to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified.

Set forth below are the names of the persons nominated as directors and directors, their ages, their offices in the company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Except as otherwise specified, such information is reflected as of April 1, 2021. As used in certain of the following biographical descriptions, the term “Private Madrigal” refers to Madrigal Pharmaceuticals, Inc., a privately-held Delaware corporation focused on developing innovative therapeutic candidates for the treatment of cardiovascular, metabolic and liver diseases prior to the consummation of the Merger; the term “Merger” means the July 22, 2016 business combination transaction and name change which involved the merger of Private Madrigal and a subsidiary of Synta and resulted in the establishment of Public Madrigal; and the term “Synta” refers to Synta Pharmaceuticals Corp., a publicly traded Delaware corporation prior to the consummation of the Merger. Additionally, information is set forth below about the specific experience, qualifications, attributes or skills relevant to service on our Board of Directors.

Name	Age	Position
Kenneth M. Bate (1)(2)	70	Class I Director
Fred B. Craves, Ph.D. (2)(3)	75	Lead Director and Class II Director
James M. Daly (1)(3)	59	Class I Director
Paul A. Friedman, M.D.	78	Chairman of the Board of Directors, Chief Executive Officer and Class I Director
Keith R. Gollust (1)(3)	75	Class III Director
Richard S. Levy, M.D. (2)(3)	63	Class III Director
David Milligan, Ph.D. (1)(2)	80	Class III Director
Rebecca Taub, M.D.	69	President, Research & Development, Chief Medical Officer and Class II Director

(1)	Member of our Audit Committee.

(2)	Member of our Compensation Committee.

(3)	Member of our Nominating and Governance Committee.

10

MANAGEMENT AND CORPORATE GOVERNANCE

In addition to the information presented below regarding each of our director’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our Board of Directors.

Kenneth M. Bate

Age: 70 Director Since: July 2016

Biographical Information

Mr. Bate currently works as an independent consultant. Previously, Mr. Bate was the President and Chief Executive Officer of Archemix Corp., a privately-held biopharmaceutical company, a position he held from April 2009 through December 2011. From 2006 to April 2009, he served in various positions at NitroMed, Inc., a publicly-held pharmaceutical company, most recently as President and Chief Executive Officer. From 2002 to 2005, Mr. Bate served as Head of Commercial Operations and Chief Financial Officer at Millennium Pharmaceuticals, Inc., a biopharmaceutical company. Prior to joining Millennium Pharmaceuticals, Mr. Bate co-founded JSB Partners, LLC, a banking and advisory services firm for biopharmaceutical and life sciences companies. From 1990 to 1996, Mr. Bate was employed with Biogen, Inc., a publicly-held biotechnology company, first as its Chief Financial Officer and then as head of the commercial organization responsible for launching its multiple sclerosis business. Mr. Bate currently serves as chairman of the board of directors of the following publicly-held biopharmaceutical companies: AVEO Pharmaceuticals, Inc., Genocea Biosciences, Inc. and Catabasis Pharmaceuticals, Inc. In addition, Mr. Bate currently serves on the board of directors of Epizyme, Inc., a publicly-held biopharmaceutical company. During the last five years, Mr. Bate also served as chairman of the board of directors of Cubist Pharmaceuticals, Inc. and as a director of BioMarin Pharmaceuticals, Inc. and Vanda Pharmaceuticals Inc., each a publicly-held biopharmaceutical company. Mr. Bate holds a B.A. in Chemistry from Williams College and an M.B.A. from The Wharton School of the University of Pennsylvania.

Qualifications

We believe that Mr. Bate’s qualifications to serve on our board of directors include his operating, finance, commercial, transactional and senior management experience in the industry, such as his experience as chief executive officer of Archemix and NitroMed, as head of commercial operations and chief financial officer at Millennium Pharmaceuticals, and as chief financial officer and vice president of sales and marketing at Biogen, as well as his experience serving on the board of directors of other public companies in the life sciences industry.

Fred B. Craves, Ph.D.

Age: 75 Director Since: July 2016

Biographical Information

Dr. Craves co-founded and served as Chairman of the Board of Private Madrigal, a privately-held biopharmaceutical company, from its inception in September 2011 through the Merger involving Synta, in July of 2016. Dr. Craves is a Managing Director and co-founder of Bay City Capital. In the course of his career, Dr. Craves has founded and managed several biotechnology companies. Dr. Craves previously served on the boards of directors of several privately-held and publicly-held companies. Dr. Craves currently serves as a member of the board of directors of Synchronicity Pharma, Inc. and IMIDomics, Inc., each a privately-held life science company. During the past five years, Dr. Craves served as a member of the board of directors of Dermira, Inc., KBP Pharmaceuticals, Inc. and Twist Bioscience, Inc., each a publicly-held life science company. Dr. Craves earned a B.S. degree in biology from Georgetown University, an M.S. in biochemical pharmacology from Wayne State University and a Ph.D. in pharmacology and experimental toxicology from the University of California, San Francisco.

Qualifications

We believe that Dr. Craves is qualified to serve on our board of directors due to his extensive experience with founding, managing and serving on the boards of directors of life sciences companies, both public and private, and his extensive knowledge of the life sciences industry.

2021 PROXY STATEMENT	11

MANAGEMENT AND CORPORATE GOVERNANCE

James M. Daly

Age: 59 Director Since: June 2019

Biographical Information

On June 27, 2019, our Board of Directors appointed James M. Daly as a member of our Board of Directors. Mr. Daly has over 30 years of experience leading U.S. and global businesses in the biopharmaceutical industry and also currently serves as a Director of Acadia Pharmaceuticals, argenx SE, Bellicum Pharmaceuticals, and Halozyme Therapeutics. He previously served on the board of directors of Chimerix, Inc. Most recently, Mr. Daly served as Executive Vice President and Chief Commercial Officer at Incyte Corporation, a publicly-held biopharmaceutical company, or Incyte, from 2012 to 2015. Previously, Mr. Daly worked for Amgen, Inc. and held various leadership positions over a 10-year period, including his last role as Senior Vice President, North America Commercial Operations, Global Marketing and Commercial Development. Earlier in his career, he spent over 16 years with Glaxo Wellcome/GlaxoSmithKline (GSK), where he held roles of increasing responsibility, including his last role as Senior Vice President, General Manager of the Respiratory and Anti-Infective Business Unit. He earned a B.S. in Pharmacy and an M.B.A. from the University at Buffalo, The State University of New York.

Qualifications

We believe that Mr. Daly is qualified to serve as a member of our board of directors due to his extensive experience as a pharmaceutical executive heading up major commercialization programs and given his extensive experience as a director with public biopharmaceutical companies.

Paul A. Friedman, M.D.

Age: 78 Director Since: July 2016

Biographical Information

Dr. Friedman has served as our Chairman and Chief Executive Officer since July 22, 2016. Dr. Friedman also currently serves on the Board of Prelude Therapeutics, a publicly-held biopharmaceutical company, where he serves as non-executive Chairman. Dr. Friedman served as the Chief Executive Officer of Incyte from November 2001 until his retirement in January 2014, and served on the Incyte Board of Directors from November 2001 until his retirement form that Board in May of 2021. Dr. Friedman served from 1994 to 1998, as President of Research & Development for the DuPont-Merck Pharmaceutical Company and from 1998 to 2001 as President of DuPont Pharmaceuticals Research Laboratories, a wholly-owned subsidiary of the DuPont Company. From 1991 to 1994, he served as Senior Vice President at Merck Research Laboratories. Prior to his tenures at Merck and DuPont, Dr. Friedman was an Associate Professor of Medicine and Pharmacology at Harvard Medical School. Dr. Friedman is a diplomat of the American Board of Internal Medicine and a member of the American Society of Clinical Investigation. He also previously served on the board of directors of the following publicly-held pharmaceutical companies in the last five years: Alexion Pharmaceuticals (through its proposed acquisition by AstraZeneca, subject to stockholder approval on May 11, 2021); Cerulean Pharma Inc. (now Daré Bioscience, Inc.) (through January of 2017); and Verastem, Inc. (through April of 2017). Dr. Friedman received his A.B. in Biology from Princeton University and his M.D. from Harvard Medical School. Dr. Friedman and Dr. Taub, our Chief Medical Officer, President, Research & Development, and a director, are married.

Qualifications

We believe that Dr. Friedman is qualified to serve as Chief Executive Officer and as Chairman of our board of directors due to his: more than 40 years of experience in the biopharmaceutical industry; deep experience in research and both early and late stage clinical development; extensive experience building and leading R&D organizations, expanding company pipelines of assets, and overseeing the commercial development of innovative therapeutic products across a range of areas; and valuable perspectives to the Board as Madrigal’s Chief Executive Officer.

12

MANAGEMENT AND CORPORATE GOVERNANCE

Keith R. Gollust

Age: 75 Director Since: July 2016

Biographical Information

Mr. Gollust served on our Board since July of 2016, on the board of directors of Synta from July 2002 through the Merger in July 2016 and as Chairman of the Synta board of directors from September 2002 through the Merger in July 2016. Mr. Gollust is a private investor and President of Gollust Management, Inc., the general partner of Wyandanch Partners, an investment partnership. In the past, Mr. Gollust has is served as a director of numerous public and private companies, and he currently serves on the board of VINDEX, LLC, a private company. Mr. Gollust received a B.A. from Princeton University and an M.S.I.A. from Carnegie Mellon University.

Qualifications

We believe that Mr. Gollust is qualified to serve as a member of our board of directors due to his experience as managing general partner of various investment partnerships which have given him the responsibility for investing over $1 billion as a fiduciary.

Richard S. Levy, M.D.

Age: 63 Director Since: August 2016

Biographical Information

Dr. Levy has served on Madrigal’s board of directors since August of 2016. Dr. Levy also serves on the board of directors of ProTara Therapeutics, Inc., Kodiak Sciences Inc., Kiniksa Pharmaceuticals, Ltd., and Constellation Pharmaceuticals Inc., each a publicly-held pharmaceutical company. Dr. Levy previously served on the board of Aquinox Pharmaceuticals, Inc. Previously, from December 2016 to May 2019, Dr. Levy was a part-time Senior Advisor for Baker Bros. Advisors, L.P., a firm that primarily manages long-term investment funds focused on publicly traded life sciences companies. Dr. Levy served as Executive Vice President and Chief Drug Development Officer at Incyte from January 2009 until his retirement in April 2016, and as Senior Vice President of Drug Development at Incyte from August 2003 to January 2009. Prior to joining Incyte, Dr. Levy served as Vice President, Biologic Therapies, at Celgene Corporation, a publicly-held biopharmaceutical company, from 2002 to 2003. From 1997 to 2002, Dr. Levy served in various executive positions with DuPont Pharmaceuticals Company, first as Vice President, Regulatory Affairs and Pharmacovigilence, and thereafter as Vice President, Medical and Commercial Strategy. Dr. Levy served at Novartis, and its predecessor company Sandoz, from 1991 to 1997 in positions of increasing responsibility in clinical research and regulatory affairs. Dr. Levy has more than 30 years’ experience in the pharmaceutical and biotechnology industries through his prior positions at Incyte, Celgene, DuPont Pharmaceuticals and Novartis, has extensive clinical research, regulatory and product development skills and has worked in multiple therapeutic areas. Prior to joining the pharmaceutical industry, Dr. Levy served as an Assistant Professor of Medicine at the UCLA School of Medicine. Dr. Levy is Board Certified in Internal Medicine and Gastroenterology and received his A.B. in Biology from Brown University, his M.D. from the University of Pennsylvania School of Medicine, and completed his training in Internal Medicine at the Hospital of the University of Pennsylvania and a fellowship in Gastroenterology and Hepatology at UCLA.

Qualifications We believe that Dr. Levy is qualified to serve on our board of directors due to his extensive and diverse experience in the pharmaceutical and biotechnology industries.

2021 PROXY STATEMENT	13

MANAGEMENT AND CORPORATE GOVERNANCE

David Milligan, Ph.D.

Age: 80 Director Since: July 2016

Biographical Information

Dr. Milligan currently works as an independent consultant. Previously, Dr. Milligan was a partner at Bay City Capital LLC, a life sciences investment firm, a position he held from 1997 through 2013. From 1979 to 1996, Dr. Milligan served in a variety of roles retiring as Senior Vice President and Chief Scientific Officer at Abbott Laboratories, a publicly-held healthcare products company. Dr. Milligan currently serves as a director of Inspirotech and Minute Molecular Diagnostics, which are privately-held life sciences companies. He is also on the Board of Xoult, a life sciences software company, as well as Ekatra Inc., a company utilizing information technology to monitor and protect valuable assets. From 2016 to 2018 he was a board member for WebLoq Inc, a privately-held information technology security company that is no longer in business. Starting in 1995, Dr. Milligan served as a director of Caliper Life Sciences, a publicly-held pharmaceutical and biotechnology company that was acquired by PerkinElmer Company in 2011, as well as ICOS, a publicly-held pharmaceutical company where he was a board member and later lead director before it was acquired by Eli Lilly in 2008. Dr. Milligan also served as Chairman and a director at Vicuron Pharmaceuticals, Inc., a privately-held biopharmaceutical company from 1997 to 2005 when it was acquired by Pfizer. He was also a director of Reliant Pharmaceuticals, Inc., a privately-held pharmaceutical company from 1999 until acquired by GlaxoSmithKline, in 2007. In addition, he was a director of Pathway Diagnostics Corporation, a privately-held diagnostics company acquired by Quest Diagnostics, Inc., and a director of Maxia Pharmaceuticals, Inc., a privately-held pharmaceutical company acquired by Incyte, from 1999 to 2003. Dr. Milligan received an A.B. in Chemistry from Princeton University and an M.S. and Ph.D. in Organic Chemistry from the University of Illinois.

Qualifications

We believe that Dr. Milligan’s qualifications to serve on our board of directors include his operating, finance, commercial, transactional and senior management experience in the life sciences industry, as well as his experience serving on the boards of directors of publicly- and privately-held companies in the life sciences industry.

Rebecca Taub, M.D.

Age: 69 Director Since: July 2016

Biographical Information

Dr. Taub has been a member of our Board of Directors since July 2016 and has served as our President, Research & Development since June 2019 and our Chief Medical Officer since July 2016. She also served as Executive Vice President, Research & Development, from July 2016 through June 2019. Dr. Taub served on the board of directors of Private Madrigal and as Chief Executive Officer of Private Madrigal from its inception in September 2011 through the Merger in July 2016. Prior to joining Private Madrigal, Dr. Taub served as Senior Vice President, Research and Development of VIA Pharmaceuticals from 2008 to 2011 and as Vice President, Research, Metabolic Diseases at Hoffmann-La Roche from 2004 to 2008. In those positions, Dr. Taub oversaw clinical development and drug discovery programs in cardiovascular and metabolic diseases including the conduct of a series of Phase I and II proof of conduct clinical trials. Dr. Taub led drug discovery including target identification, lead optimization and advancement of preclinical candidates into clinical development. From 2000 through 2003, Dr. Taub worked at Bristol-Myers Squibb Co. and DuPont Pharmaceutical Company, in a variety of positions, including Executive Director of CNS and metabolic diseases research. Before becoming a pharmaceutical executive, Dr. Taub was a tenured Professor of Genetics and Medicine at the University of Pennsylvania, and remains an adjunct professor. Dr. Taub is the author of more than 120 research articles. Before joining the faculty of the University of Pennsylvania, Dr. Taub served as an Assistant Professor at the Joslin Diabetes Center of Harvard Medical School, Harvard University and an associate investigator with the Howard Hughes Medical Institute. Dr. Taub received her M.D. from Yale University School of Medicine and B.A. from Yale College. Dr. Taub and Dr. Friedman, our Chief Executive Officer and Chairman of the Board of Directors, are married.

Qualifications

We believe that Dr. Taub is qualified to serve on our board based on her experience as our Chief Medical Officer and President, Research and Development, and due to her extensive experience as a pharmaceutical executive heading up major development programs in non-alcoholic steatohepatitis, or NASH.

14

MANAGEMENT AND CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with our company, either directly or indirectly. Based on this review, our Board of Directors has determined that each of its current and nominated directors is independent under applicable listing standards of the NASDAQ Stock Market LLC, or NASDAQ, other than Dr. Friedman, who is our Chief Executive Officer, and Dr. Taub, who is our Chief Medical Officer and President, Research & Development. Six of our eight Board members satisfy such independence requirements.

Committees of the Board of Directors and Meetings

Meeting Attendance

Our Board of Directors held five meetings and acted twice by unanimous written consent in lieu of a meeting during 2020. Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during 2020. The Board of Directors has adopted a policy under which each member of the Board of Directors is encouraged, but not required, to attend each Annual Meeting of Stockholders. All of our directors attended our virtual 2020 Annual Meeting of Stockholders.

Audit Committee

Our Audit Committee is composed of Messrs. Bate (chairman), Daly and Gollust and Dr. Milligan. Our Audit Committee held four meetings during 2020. Our Board of Directors has determined that each member of the Audit Committee is independent under SEC rules and the applicable listing standards of NASDAQ, as such rules and standards apply specifically to members of audit committees. Our Board of Directors has determined that Mr. Bate is an “audit committee financial expert,” as the SEC has defined that term, and has the requisite financial sophistication in accordance with applicable NASDAQ listing standards. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to:

•	approve and retain the independent auditors to conduct the annual audit of our consolidated financial statements;

•	review the proposed scope and results of the audit;

•	review and pre-approve the independent auditor’s audit and non-audit services rendered;

•	approve the audit fees to be paid;

•	review accounting and financial controls with the independent auditors and our financial and accounting staff;

•	review and approve transactions between us and our directors, officers and affiliates;

•	recognize and prevent prohibited non-audit services;

•	establish procedures for complaints received by us regarding accounting matters;

•	oversee internal audit functions, if any; and

•	prepare the report of the Audit Committee that the rules of the SEC require to be included in our Annual Meeting proxy statement.

A copy of the Audit Committee’s written charter is publicly available through the “Investors—Corporate Governance” section of our website at www.madrigalpharma.com.

2021 PROXY STATEMENT	15

MANAGEMENT AND CORPORATE GOVERNANCE

Compensation Committee

Our Compensation Committee is composed of Mr. Bate and Drs. Craves, Levy (Chairman) and Milligan. Our Compensation Committee held five meetings during 2020. Our Board of Directors has determined that each member of the Compensation Committee is independent under SEC rules and the applicable listing standards of NASDAQ. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and include the authority to:

•	review and establish the compensation arrangements for management, including the compensation for our Chief Executive Officer;

•	establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

•	administer our stock incentive plan;

•

review the Compensation Discussion and Analysis, or CD&A, discuss the CD&A with management and, based on such review and discussions, recommend to our Board of Directors that the CD&A be included in our Annual Report on Form 10-K, Annual Meeting proxy statement, or any other applicable filing as required by the SEC; and

•	prepare the report of the Compensation Committee that is required to be included in our Annual Meeting proxy statement.

The Compensation Committee is charged with establishing a compensation policy for our executives and directors that is designed to attract and retain the best possible executive talent, to motivate them to achieve corporate objectives, and reward them for superior performance. Our Compensation Committee is also responsible for establishing and administering our executive compensation policies and equity compensation plans. The Compensation Committee meets at least twice per year and more often as necessary to review and make decisions with regard to executive compensation matters. As part of its review of executive compensation matters, the Compensation Committee may delegate any of the powers given to it to a subcommittee of the committee consisting of one or more members of the Compensation Committee.

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. In October 2016, the Compensation Committee engaged Compensia, Inc., or Compensia, as its independent compensation consultant, continuing through to the present. Compensia was engaged to review all aspects of our executive compensation programs. As described in the CD&A, Compensia assists the Compensation Committee in defining the appropriate peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group. The Compensation Committee also uses information obtained from Compensia for evaluating our executive compensation practices, including measuring the competitiveness of our practices, and to review our cash bonus policy, equity awards, and base salary benchmarks across all levels of the Company. The Compensation Committee has assessed the independence of Compensia pursuant to SEC rules and the corporate governance rules of NASDAQ and concluded that no conflict of interest exists that would prevent Compensia from independently representing the Compensation Committee. In compliance with SEC rules and the corporate governance rules of NASDAQ, Compensia provided the Compensation Committee with a letter addressing each of the six independence factors. Their responses affirm the independence of Compensia and the partners, consultants, and employees who service the Compensation Committee on executive compensation matters and governance issues.

Please also see the CD&A and the report of the Compensation Committee set forth elsewhere in this proxy statement.

A copy of the Compensation Committee’s written charter is publicly available through the “Investors—Corporate Governance” section of our website at www.madrigalpharma.com.

16

MANAGEMENT AND CORPORATE GOVERNANCE

Nominating and Governance Committee

Our Nominating and Governance Committee is composed of Drs. Craves and Levy and Messrs. Daly and Gollust (Chairman). Our Nominating and Governance Committee held one formal meeting during 2020 and also covers nomination and governance topics with the full Board in the context of regularly scheduled meetings of the Board of Directors throughout each fiscal year. Our Board of Directors has determined that each member of the Nominating and Governance Committee is independent under SEC rules and the applicable listing standards of NASDAQ. Our Nominating and Governance Committee’s role and responsibilities are set forth in the Nominating and Governance Committee’s written charter and include the authority to:

•	identify and nominate members of the Board of Directors;

•	develop and recommend to the Board of Directors a set of corporate governance principles applicable to our company; and

•	oversee the evaluation of the Board of Directors and management.

In future annual meetings, if a stockholder wishes to propose to nominate a director for election and include such proposal in our proxy statement, in order to be properly considered by our Nominating and Governance Committee, such proposal must follow the procedures described below as well as under our bylaws, as summarized under “Stockholder Proposals at Future Annual Meetings” at the end of this proxy statement (our “Bylaw Provisions Related to Stockholder Nominations of Director Candidates”).

The Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third-party search firms or other appropriate sources. For all potential candidates, our Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. Director candidates nominated by stockholders for election at an Annual Meeting must be made in accordance with our Bylaw Provisions Related to Stockholder Nominations of Director Candidates, and are subject to the following requirements and/or considerations. Our Nominating and Governance Committee will consider a recommended nominee from any stockholder or group of affiliated stockholders, and such recommending stockholder or group must have held at least 5% of our common stock for at least one year.

Additionally, stockholder recommendations for proposed director nominees must be in writing to the Nominating and Governance Committee, care of our Secretary at 200 Barr Harbor Drive, Suite 200, West Conshohocken, Pennsylvania 19428. The recommendation must be accompanied by the following information concerning the recommending stockholder:

•	name, address and telephone number of the recommending stockholder;

•	the number of shares of our common stock owned by the recommending stockholder and the time period for which such shares have been held;

•

if the recommending stockholder is not a stockholder of record, a statement from the record holder verifying the holdings of the recommending stockholder and a statement from the recommending stockholder of the length of time such shares have been held (alternatively the recommending stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the SEC, together with a statement of the length of time that the shares have been held); and

•	a statement from the recommending stockholder as to a good faith intention to continue to hold such shares through the date of the next Annual Meeting.

2021 PROXY STATEMENT	17

MANAGEMENT AND CORPORATE GOVERNANCE

The recommendation must also be accompanied by the following information concerning the proposed director nominee:

•	the information required by Items 401, 403 and 404 of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act;

•	a description of all relationships between the proposed nominee and the recommending stockholder, including any agreements or understandings regarding the nomination;

•	a description of all relationships between the proposed nominee and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding our company; and

•	the contact information of the proposed nominee.

The recommending stockholder must also furnish a statement supporting a view that the proposed nominee possesses the minimum qualifications as set forth below for director nominees and describing the contributions that the proposed nominee would be expected to make to the Board of Directors and to the governance of our company and must state whether, in its view, the proposed nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of our company. The recommendation must also be accompanied by the written consent of the proposed nominee (1) to be considered by the Nominating and Governance Committee and interviewed if the committee chooses to do so in its discretion, and (2) if nominated and elected, to serve as a director.

For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, including the following threshold criteria:

•	candidates should possess the highest personal and professional standards of integrity and ethical values;

•	candidates must be committed to promoting and enhancing the long-term value of our company for our stockholders;

•	candidates must be able to represent fairly and equally all stockholders without favoring or advancing any particular stockholder or other constituency of our company;

•

candidates must have demonstrated achievement in one or more fields of business, professional, governmental, community, scientific or educational endeavor, and possess mature and objective business judgment and expertise;

•	candidates are expected to have sound judgment, derived from management or policy making experience that demonstrates an ability to function effectively in an oversight role; and

•	candidates must have, and be prepared to devote, adequate time to the Board of Directors and its committees.

Our Nominating and Governance Committee considers diversity of experience as one of the factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

In addition, the Nominating and Governance Committee will also take into account the extent to which the candidate would fill a present need on the Board of Directors, including the extent to which a candidate meets the independence and experience standards promulgated by the SEC and by NASDAQ.

A copy of the Nominating and Governance Committee’s written charter is publicly available through the “Investors—Corporate Governance” section of our website at www.madrigalpharma.com.

18

MANAGEMENT AND CORPORATE GOVERNANCE

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is composed of Mr. Bate and Drs. Craves, Levy and Milligan. No member of our Compensation Committee has at any time been an employee of our company. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Board Leadership Structure

Currently, our Chief Executive Officer, Dr. Friedman, serves as Chairman of our Board of Directors. Our Board of Directors believes that Dr. Friedman is the director best situated to identify strategic opportunities for our company and to focus the activities of our Board of Directors due to his full-time commitment to our business operations. Our Board of Directors also believes that Dr. Friedman’s dual roles as Chairman of the Board and Chief Executive Officer promotes effective execution of our business strategy and facilitates information flow between management and our Board of Directors. Our Board of Directors has appointed Fred Craves as lead independent director to enhance the independence of our Board leadership function.

Our Board of Directors has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management and ensures that the appropriate level of independence is applied to all Board decisions. Moreover, in addition to feedback provided during the course of Board meetings, the independent directors conduct regular executive sessions without the presence of Dr. Friedman, Dr. Taub or any other members of management. Our Audit, Compensation, and Nominating and Governance Committees, each consisting of independent directors, oversee critical matters such as our accounting policies, financial reporting processes, internal control assessment over financial reporting, executive compensation program, and selection and evaluation of our directors and director nominees.

Our Board of Directors’ Role in Risk Oversight

Our Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of our executive officers’ management of risks relevant to us. A fundamental part of risk oversight is not only understanding the material risks our company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our Board of Directors in reviewing our business strategy is an integral aspect of its assessment of our management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for us.

While it has overall responsibility for risk oversight, our Board of Directors has delegated oversight responsibility related to certain risks to committees of the Board. Our Audit Committee is responsible for reviewing our policies with respect to risk assessment and risk management, as well as coordinating our internal control over financial reporting, disclosure controls and procedures and code of conduct. Our Audit Committee receives regular reports from officers responsible for oversight of particular risks within our company at its regularly scheduled meetings and other reports as requested by our Audit Committee from time to time. The Nominating and Governance Committee reviews our risks associated with governance matters and non-compensation related human resources matters. In addition, our Compensation Committee has authority to oversee risks as to our compensation programs and discusses with management its annual assessment of our employee compensation policies and programs.

Our Board of Directors satisfies its overall responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from relevant officers within our company. Our Board of Directors believes that full and open communication between management and the board is essential for effective risk management and oversight.

2021 PROXY STATEMENT	19

MANAGEMENT AND CORPORATE GOVERNANCE

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at ir@madrigalpharma.com. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, must prepare the communication in written form and mail or hand deliver the same to the following address:

ATTN: SECURITY HOLDER COMMUNICATION

Board of Directors

Madrigal Pharmaceuticals, Inc.

200 Barr Harbor Drive, Suite 200

West Conshohocken, PA 19428

Such communications should not exceed 500 words in length and must be accompanied by the following information:

•	a statement of the type and amount of the securities of our company that the person holds;

•	any special interest, meaning an interest not in the capacity as a stockholder of our company, that the person has in the subject matter of the communication; and

•	the address, telephone number and e-mail address, if any, of the person submitting the communication.

The following types of communications are not appropriate for delivery to directors under these procedures:

•

communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to security holders or other constituencies of our company (such as employees, members of the communities in which we operate our businesses, customers and suppliers) generally;

•	communications that advocate engaging in illegal activities;

•	communications that, under community standards, contain offensive, scurrilous or abusive content; and

•	communications that have no rational relevance to the business or operations of our company.

Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

•	junk mail and mass mailings;

•	résumés and other forms of job inquiries;

•	surveys; and

•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

20

MANAGEMENT AND CORPORATE GOVERNANCE

Information About Our Executive Officers

The following table sets forth certain information regarding our executive officers as of April 1, 2021:

Name	Age	Position
Paul A. Friedman, M.D.	78	Chairman of the Board and Chief Executive Officer
Rebecca Taub, M.D.	69	President, Research & Development, and Chief Medical Officer
Remy Sukhija	49	Senior Vice President, Chief Commercial Officer
Marc R. Schneebaum	66	Senior Vice President, Chief Financial Officer
Brian J. Lynch	59	Senior Vice President and General Counsel

Paul A. Friedman, M.D. Dr. Friedman’s biographical information is set forth above under “Management and Corporate Governance—The Board of Directors.”

Rebecca Taub, M.D. Dr. Taub’s biographical information is set forth above under “Management and Corporate Governance—The Board of Directors.”

Remy Sukhija, who joined Madrigal as Senior Vice President, Chief Commercial Officer, on April 1, 2020, has over 25 years of commercial experience with large pharmaceutical and biopharmaceutical companies. Before joining Madrigal, from January of 2017 to March of 2020, Mr. Sukhija served as Senior Vice President, US Commercial, for Otsuka Pharmaceutical, and also as CEO of Otsuka Digital Health, Inc. from June of 2018 to June of 2019. From May of 2015 to December of 2016, Remy was Chief Operating Officer for Merganser Biotech, Inc. From April 2010 to April 2015, Mr. Sukhija served as Vice President and Business Unit Head for Biogen. While at Biogen, Remy was responsible for building a commercial organization in support of the launch of two rare disease therapies (ALPROLIX and ELOCTATE), and he was a member of the U.S. leadership team responsible for the $5 billion per year U.S. affiliate and launch of Tecfidera® and Plegridy® for multiple sclerosis. Earlier in his career, he held positions of increasing responsibility for Pfizer and GlaxoSmithKline. Mr. Sukhija earned his degree in business from The University of Akron.

Marc R. Schneebaum joined us as our Senior Vice President and Chief Financial Officer in July 2016. Mr. Schneebaum served as Synta’s Senior Vice President and Chief Financial Officer from December 2014 through the Merger in July 2016. Mr. Schneebaum has over 25 years of experience in the biotechnology and healthcare sector. Prior to joining Synta, Mr. Schneebaum served as a consultant in the healthcare industry. From 2011 to 2013, Mr. Schneebaum served as President, Chief Executive Officer and a director of Predictive BioSciences, Inc., a commercial stage cancer diagnostics company. From 1997 to 2010, he served as President, Chief Executive Officer, and a director of Sensors for Medicine and Science, Inc., an emerging medical technology company. From 1991 to 1997, he served as Senior Vice President, Finance, Business Development and Administration, and Chief Financial Officer of Genetic Therapy, Inc., a biotechnology company (acquired by Sandoz/Novartis). From 1987 to 1991, Mr. Schneebaum was a Vice President at Alex. Brown & Sons Incorporated, a leading investment banking firm, where he participated in a variety of finance and strategic assignments. Mr. Schneebaum began his career in the accounting and auditing group at KPMG LLP, advancing to Senior Manager in the management consulting group. Mr. Schneebaum served as a director of GenVec, Inc., a publicly-held biopharmaceutical company acquired by Intrexon Corporation, from 2007 to 2017. Mr. Schneebaum earned his B.S. in Business Administration, Accounting from the University of Maryland.

Brian J. Lynch has served as our Senior Vice President and General Counsel since February of 2019. Brian has over 34 years of legal experience, including over 28 years in private practice. Brian has served as a Partner in leading law firms headquartered in Philadelphia (Morgan, Lewis & Bockius), Washington, DC (Hogan Lovells) and Silicon Valley (Cooley); a significant portion of his private practice experience was focused on serving life sciences companies. During the past five years, Mr. Lynch served as partner at Drinker Biddle & Reath, as our Consulting General Counsel (from July of 2018 through February of 2019) and as our Senior Vice President and General Counsel since February of 2019. Mr. Lynch also engaged in public service in Washington, DC (from 1987 -1990) in the Division of Corporation Finance at the Securities and Exchange Commission.

2021 PROXY STATEMENT	21

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis, or CD&A, explains the policies and objectives underlying our executive compensation program as it relates to the following “named executive officers” whose compensation information is presented in the tables following this discussion under “Executive Officer and Director Compensation” in accordance with SEC rules:

Name	Position
Paul A. Friedman, M.D.	Chief Executive Officer
Rebecca Taub, M.D.	President, Research & Development, and Chief Medical Officer
Remy Sukhija	Senior Vice President, Chief Commercial Officer
Marc R. Schneebaum	Senior Vice President, Chief Financial Officer
Brian J. Lynch	Senior Vice President and General Counsel

Madrigal’s Focus and Achievements

•

Our Focus. We are a clinical-stage biopharmaceutical company focused on the development and commercialization of innovative therapeutic candidates for the treatment of cardiovascular, metabolic, and liver diseases. Our lead product candidate, resmetirom, is a proprietary, liver-directed, selective thyroid hormone receptor-ß, or THR-ß, agonist being developed as a once-daily oral pill that can potentially be used to treat a number of disease states with high unmet medical need, including non-alcoholic steatohepatitis, or NASH.

•

Our Patient Market Opportunity. NASH is a serious inflammatory form of nonalcoholic fatty liver disease, or NAFLD. NAFLD has become the most common liver disease in the United States and other developed countries and is characterized by an accumulation of fat in the liver with no other apparent causes. NASH can progress to cirrhosis or liver failure, require liver transplantation and can also result in liver cancer. Progression of NASH to end stage liver disease will soon surpass all other causes of liver failure requiring liver transplantation. Importantly, beyond these critical conditions, NASH and NAFLD patients additionally suffer heightened cardiovascular risk and, in fact, die more frequently from cardiovascular events than from liver disease. NASH and NAFLD have grown as a consequence of rising worldwide obesity-related disorders. In the United States alone, NAFLD is estimated to affect approximately 27% to 34% of the population, or an estimated 86 million to 108 million people, and approximately 10% to 20% of this population is projected to progress from NAFLD to NASH. Current estimates place NASH prevalence at approximately nine million to 15 million people in the United States, or three percent to five percent of the population, with similar prevalence in Europe and Asia.

22

COMPENSATION DISCUSSION AND ANALYSIS

•

Our Completed Studies. For NASH, we enrolled 125 patients in a Phase 2 clinical trial with resmetirom. We achieved the 12-week primary endpoint for this Phase 2 clinical trial and reported the results in December 2017, and we reported positive topline 36-week results at the conclusion of the Phase 2 clinical trial in May 2018. We also completed a 36-week, open-label extension study in 31 participating NASH patients from our Phase 2 clinical trial, which included 14 patients who received placebo in the main study. We also completed a 116 patient Phase 2 clinical trial and announced results in February 2018 for the use of resmetirom in patients with heterozygous familial hypercholesterolemia, or HeFH. In addition to the NASH and HeFH Phase 2 clinical trials, resmetirom has also been studied in eight completed Phase 1 trials in a total of 219 subjects. Resmetirom appeared to be safe and was well-tolerated in these trials, which included a single ascending dose trial, a multiple ascending dose trial, two drug interaction trials with statins, a multiple dose mass balance study, a single dose relative bioavailability study of tablet formulation versus capsule formulation, a multiple dose drug interaction study, and a multiple dose drug interaction with food effect study.

•

Our Ongoing and Planned Studies. On March 28, 2019, the Company announced that it had initiated MAESTRO-NASH, a Phase 3 trial in NASH with its once daily, oral thyroid hormone receptor beta selective agonist, resmetirom. This double-blind, placebo-controlled study is being conducted at more than 200 sites in the United States and the rest of the world. Patients with liver biopsy confirmed NASH with stage 2 or 3 fibrosis will be randomized 1:1:1 to receive a single oral daily dose of placebo, resmetirom 80 mg or resmetirom 100 mg. A second liver biopsy at week 52 in the first 900 patients will be the basis of filing for subpart H-accelerated approval; the primary endpoint will be the percent of patients treated with either dose of resmetirom as compared with placebo who achieve NASH resolution on the week 52 liver biopsy, defined as the absence of hepatocyte ballooning (score=0), and minimal lobular inflammation (score 0-1), associated with at least a 2-point reduction in NAS (NAFLD Activity Score), and no worsening of fibrosis stage. Two key secondary endpoints are reduction in LDL-cholesterol and a 1-point or more improvement in fibrosis stage on the week 52 biopsy with no worsening of NASH. Patients will continue in the study for a total of approximately 54 months, and will be evaluated for a composite clinical outcome including cirrhosis on liver biopsy, or a liver related event such as hepatic decompensation. The total anticipated enrollment is approximately 2,000 patients, and will include up to 15% high risk F1 fibrosis stage NASH patients whose efficacy responses will be evaluated as exploratory endpoints.

On December 18, 2019 the Company announced it had opened for enrollment MAESTRO-NAFLD-1, a 52-week, double-blind, placebo controlled Phase 3 clinical study originally targeting enrollment of 700 patients with biopsy-confirmed or presumed NASH recruited from sites in the U.S. Key endpoints are safety, including safety biomarkers, LDL cholesterol, lipid biomarkers, and fibrosis biomarkers. Except for serial liver biopsies, the study protocol is similar to the MAESTRO-NASH study with resmetirom doses of 80 mg or 100 mg or placebo and includes key secondary lipid, MRI-PDFF and NASH biomarker endpoints. In October 2020 we completed enrollment of the double-blind, placebo controlled arms of the study. Enrollment objectives for this study have been exceeded, with approximately 1,200 patients enrolled overall. The MAESTRO-NAFLD-1 study will help support the adequacy of the safety database at the time of NDA submission for subpart H approval for treatment of NASH in patients with F2 or F3 fibrosis (MAESTRO-NASH, NASH resolution surrogate endpoint).

2021 PROXY STATEMENT	23

COMPENSATION DISCUSSION AND ANALYSIS

2020 Executive Compensation Highlights

As discussed in this CD&A, the Compensation Committee strives to create a positive relationship between our compensation program and our operational performance and stockholder return. The Compensation Committee established our 2020 compensation program and the associated corporate goals in accordance with this philosophy based on our business plans and objectives. Our compensation practices keep the best interests of our stockholders in mind. Below is a summary of the best practices that we have implemented.

•

In order to assure that the compensation programs for our executive officers remain competitive with peer companies, we accomplish pay-for-performance objectives and create rewards for the realization of our long-term strategic objectives. The Compensation Committee works with a compensation consultant, Compensia, to obtain the advice and market data needed to structure compensation programs consistent with these goals.

•	The Compensation Committee approved an increase in base salaries for executive officers in 2020 to benchmark executive salaries to peer companies, as discussed in greater detail below.

•

The Compensation Committee continued the Company’s cash bonus program in 2020 to provide our executive officers with a direct financial incentive in the form of a cash bonus award tied to our achievement of pre-established objectives, including clinical, research and development, commercial development, business, finance and investor relations, and hiring objectives for the 2020 year. The performance goals had to be attained at a minimum threshold of 75% in order for a bonus to be paid.

•

We do not offer a defined benefit pension plan, deferred compensation plan or supplemental executive retirement plan. Instead, in 2020 we relied on equity compensation in the form of stock options in order to attract and retain key employees, align the interests of our executive officers with those of our stockholders and to provide our executive officers and other employees with the opportunity to accumulate retirement income.

•	The Compensation Committee annually assesses whether our compensation programs have potential risks that are reasonably likely to have a material adverse effect on the Company.

•	We do not offer any significant perquisites or personal benefits to our executive officers.

Overview of Our Executive Compensation Program

Corporate Governance and the Role of the Compensation Committee

The Compensation Committee assists the Board of Directors in fulfilling its fiduciary responsibilities with respect to the oversight of our compensation plans, policies and programs, especially those regarding executive compensation and employee benefits. The Compensation Committee’s responsibilities include reviewing and establishing the compensation arrangements for management, including the compensation for our Chief Executive Officer, and establishing and reviewing general compensation policies with the objective to attract and retain industry-leading talent, to reward individual performance and to achieve our financial goals.

Objectives of the Company’s Compensation Program

We are focused on developing and commercializing innovative therapeutic candidates for the treatment of cardiovascular, metabolic, and liver diseases. To achieve this objective, we have recruited executives with significant industry or scientific experience, including in the areas of commercialization, development and research. The biotechnology industry is very competitive and our success depends upon our ability to attract and retain qualified executives through competitive compensation packages. The Compensation Committee administers the compensation programs for our executive officers with this competitive environment in mind. The Compensation Committee believes our compensation program must balance long-term incentives that create rewards for the realization of our long-term strategic objectives and near-term compensation that rewards our executives for the achievement of annual goals. We believe this approach motivates the attainment of our long-term objectives and aligns the interests of our executives with those of our stockholders. At the same time, our compensation programs have to be designed to serve as an important retention tool.

24

COMPENSATION DISCUSSION AND ANALYSIS

To this end, the primary objectives of our compensation program are to:

•

Enable us to attract and retain highly qualified executives with extensive industry or scientific experience by providing a competitive compensation package that includes long-term incentives that provide significant retentive value;

•	Reward our executives for our success in achieving significant operational goals; and

•	Align the interests of our executives with those of our stockholders.

Executive Compensation Determination Procedures and Policies

The Compensation Committee reviews executive compensation annually. As part of this process, our Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation levels for individual executives other than himself. The Compensation Committee reviews this information and adjusts or approves the recommendations as appropriate. In making its determination for each named executive officer, the Compensation Committee considers our performance against established performance objectives and market data regarding executive compensation at comparable companies. In the case of our Chief Executive Officer, the Compensation Committee evaluates his performance against our established performance objectives and market data regarding executive compensation at comparable companies.

In October 2016, the Compensation Committee initially retained the services of Compensia to review all aspects of our executive compensation. Since then we have continued to work with Compensia, which assists the Compensation Committee in defining the appropriate peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group. The Compensation Committee uses the information obtained from Compensia primarily for evaluating our executive compensation practices, including measuring the competitiveness of our practices. The Compensation Committee also uses information obtained from Compensia to review our cash bonus policy, equity awards, and base salary benchmarks across all levels of the company. The Compensation Committee determined that Compensia was independent pursuant to SEC rules and the corporate governance rules of NASDAQ and concluded that no conflict of interest exists that would prevent Compensia from independently representing the Compensation Committee.

Comparative Analysis

For purposes of measuring the competitive positioning of our compensation packages, peer companies are generally selected by the Compensation Committee with input from Compensia, primarily using the following criteria: publicly-held pre-commercial or early-commercial U.S. biotechnology companies; and companies that fall within a specific market capitalization range relative to our market capitalization at the time of the peer evaluation. Because the biotechnology industry is a dynamic industry, the comparator group used by the Compensation Committee to measure the competitive positioning of our compensation packages is periodically updated to ensure that companies continue to meet the established criteria. During the 2020 year, adjustments to peer group composition were made for a number of factors, including adjustments associated with market capitalization alignment between Madrigal and the peer group of companies, phase of development alignment between Madrigal and the peer group of companies, and the occurrence of acquisitions of peer companies, each of which occurred subsequent to the previous annual determination of our peer group.

2021 PROXY STATEMENT	25

COMPENSATION DISCUSSION AND ANALYSIS

The selected comparable companies for purposes of measuring the competitive positioning of the base salary, cash incentive bonus and equity compensation elements of the compensation packages in 2020 were as follows:

Axsome Therapeutics	Epizyme	MyoKardia

Blueprint Medicines	FibroGen	Phathom Pharmaceuticals*

BridgeBio Pharma*	Global Blood Therapeutics	Provention Bio

Cara Therapeutics*	Insmed	Reata Pharmaceuticals

CytoDyn*	Intra-Cellular Therapies	Retrophin*

Dicerna Pharmaceuticals*	Karyopharm Therapeutics	Rhythm Pharmaceuticals

Eidos Therapeutics

*	Reflects new additions to peer group for 2020.

Direct Compensation Components

The components of our direct compensation package are as follows:

Element	Fixed or Variable	Compensation Objective

Base Salary	Fixed	To attract and retain executives by offering fixed compensation that is competitive with market opportunities and that recognizes each executive’s position, role, responsibility and experience.

Annual Cash Incentive Bonus	Variable	To motivate and reward the achievement of annual individual performance objectives and corporate goals.

Equity Awards	Variable	To align our executives’ interests with the interests of stockholders and to promote the long-term retention of our executives and all employees through equity-based compensation in the form of stock options and/or restricted stock.

Base Salary

Our Compensation Committee reviews base salaries for our named executive officers on an annual basis as part of our compensation program and, in general, may adjust base salaries for a variety of reasons, such as: an executive officer’s success in meeting or exceeding individual performance objectives established by our Compensation Committee; the collective achievement of significant corporate goals, as established by our Compensation Committee; or other factors warranted throughout the year, including for changes in the scope or breadth of an executive officer’s role or responsibilities. Our Compensation Committee will also evaluate an executive officer’s base salary together with other components of the executive officer’s compensation to ensure that the executive officer’s total compensation is in line with our overall compensation philosophy.

Our Compensation Committee will also realign base salaries with market levels for the same positions if our Compensation Committee, with input from Compensia, identifies significant disparities in peer pay or market changes in its data analysis, or if a change is needed to align our pay practices so we can attract and retain top talent necessary to advance our strategic and operational goals. In light of market rate adjustments and comparisons of Madrigal and peer executive salaries, the Compensation Committee made 3 – 4% increases in executive salaries for 2020.

26

COMPENSATION DISCUSSION AND ANALYSIS

In the first quarter of 2020, our Compensation Committee, after consultation with Compensia, determined to increase Dr. Friedman’s and Mr. Schneebaum’s salary to an amount that ranked at approximately the 60th percentile for 2019 peer group CEO and CFO salaries, respectively. There was no direct comparable peer group benchmarking for Dr. Taub’s position of President, R&D, but there was a CMO peer group relative to her additional title as CMO and her salary was established at approximately the 75th percentile of the CMO peer group. Mr. Lynch’s salary was set at approximately the 50th percentile of the peer benchmark levels. As a result, in the first quarter of 2020, the Compensation Committee established the annual salary of each of our named executive officers as set forth in the table below:

Name	2020 Base Salary		2019 Base Salary		Percent Increase
Paul A. Friedman, M.D.	$607,400	(1)	$584,000		4.0%
Rebecca Taub, M.D.	494,000	(1)	475,000	(2)	4.0%
Remy Sukhija	450,000	(3)	N/A		N/A
Marc R. Schneebaum	437,800	(1)	421,000		4.0%
Brian J. Lynch	427,500	(1)	415,000	(4)	3.0%

(1)

Effective as of March 1, 2020. The actual salary amount paid in 2020, as disclosed in the Summary Compensation Table, utilized 2019 salary levels through March 1, 2020 and the salary level disclosed above as prorated from March 1, 2020.

(2)

In July of 2019, Dr. Taub was promoted to President, R&D, and she retained the position of Chief Medical Officer. In connection with such promotion, her annual salary rate increased from $454,000 to $475,000.

(3)	Represents annual salary rate. The actual salary amount paid in 2020, as disclosed in the Summary Compensation Table, was prorated from the April 1, 2020 hire date.

(4)	Represents annual salary rate. The actual salary amount paid in 2019, as disclosed in the Summary Compensation Table, was prorated from the February 19, 2019 hire date.

Annual Cash Incentive Bonus

In addition to base salaries, our named executive officers are eligible to receive annual cash incentive bonuses. The annual cash incentive bonus each named executive officer is eligible to receive is based on the individual’s target bonus, as a percentage of base salary, and an assessment of individual performance and achievement of pre-established objectives, including clinical, research and development, commercial development, business, finance and investor relations, and hiring objectives for the 2020 year. The Compensation Committee determined the size of potential cash bonuses by reference to target bonus amounts, based on market data from the peer group and for the most part the terms of each named executive officer’s offer letter. The specified percentages are intended to make our total cash compensation competitive when compared to the peer companies. It is also designed to allocate a significant portion of each executive’s cash compensation opportunity to be contingent on goal achievement and create a significant performance-based component of each executive’s total compensation. Our annual cash incentive bonuses are disclosed in the Summary Compensation Table in this proxy statement under the column “Non-Equity Incentive Plan Compensation.”

For 2020, the target cash bonus percentage for each of our named executive officers was as follows: Dr. Friedman, at 50% of base salary, Dr. Taub at 50% of base salary, and Mr. Sukhija, Mr. Schneebaum and Mr. Lynch at 40% of base salary.

For 2020, the Compensation Committee assigned points to each objective based on its determination, with input from our senior management team, of the value of the objective in light of our overall corporate goals and objectives for 2020. The Compensation Committee also assigned bonus points for certain ancillary performance objectives within each primary group of performance objectives. If we achieved a performance objective at the target level, 100% of the available points for such objective would be assigned. If we achieved a performance objective above the target level, up to 186.5% of the available points for such objective would be assigned. If we achieved a performance objective at less than 75% of the target level, zero points for such objective would be assigned.

2021 PROXY STATEMENT	27

COMPENSATION DISCUSSION AND ANALYSIS

The performance objectives and associated allocation goal percentage at target for 2020 may be summarized as follows:

2020 Corporate Performance Objectives	Percentage of Overall Objectives at Target

Research and Development Objectives	70%

Maintain MAESTRO-NASH study integrity and retention by establishing flexible COVID guidance that allows patients to remain in the study

MAESTRO-NASH randomization objectives

Phase 3 MAESTRO-NAFLD-1:

Open label objectives

Enrollment objectives

FDA interaction goals

Achievement of peer-reviewed publication objectives on Phase 2 studies

Preclinical and clinical pharmacology goals

Achievement of CMC goals

Regulatory Objectives

Commercial Objectives	15%

US and ex-US sales forecasting

Commercial strategy

HECON and payer strategies

Finance, Investor Relations and Communications Objectives	10%

PR and Medical Affairs Communications Goals

Institutional Investor Objectives

Achievement of expenditure control objectives

Overall Hiring Plan Objectives for 2020	5%

Total	100%

28

COMPENSATION DISCUSSION AND ANALYSIS

On February 22, 2021, the Compensation Committee, with input from our senior management team, assessed our achievement of the performance objectives set forth above. Based on its assessment, the Compensation Committee determined that we outperformed and achieved bonus point performance in a number of categories established previously by the Compensation Committee, such that overall performance was achieved at 152.6% of the target level (out of a maximum 186.5% objective opportunity). As a result, in March of 2021, the Compensation Committee awarded the following cash bonuses in respect of such 2020 performance to our named executives based upon 152.6% of his or her stated target bonus set forth below.

Name	Target Award	Actual Award
Paul A. Friedman, M.D.	$303,700	$463,446
Rebecca Taub, M.D.	222,300	339,230
Remy Sukhija	180,000	274,680	(1)
Marc R. Schneebaum	175,120	267,233
Brian J. Lynch	171,000	260,946

(1)	Reflects full year, rather than pro rata bonus, based upon negotiated terms of his offer letter to join the Company.

Long-Term Incentives

We believe that long-term incentives in the form of equity-based awards are critical to meeting the following objectives:

•	focus all employees, including our named executive officers, on our long-term performance by aligning their interests with those of our stockholders;

•	retain our key employees and executives and maintain management continuity through longer-term vesting of our equity-based awards; and

•	promote an ownership culture through participation in equity-based compensation programs.

Our 2015 Stock Plan allows the grant of stock options, restricted stock, and other equity-based awards to employees, consultants and directors. We typically make an initial equity award of stock options to new employees, including our executive officers, and annual equity grants as part of our overall compensation program. Our Compensation Committee authorized Dr. Friedman to make new hire stock option grants to our employees, except for our executive officers, within certain parameters, beyond which approval of our Compensation Committee is required. Dr. Friedman may award new hire stock option grants as of the employee’s initial commencement of employment with an exercise price equal to the closing price of our common stock on the date of grant, in accordance with our 2015 Stock Plan. Mr. Sukhija received stock options associated with his commencement of employment in 2020, as discussed under “–Employment Agreements, Severance and Change of Control Arrangements.”

Annual grants of options to all of our employees and equity awards to our executive officers are approved by our Compensation Committee, the timing of which we intend to be consistent each year with a regularly scheduled meeting of our Compensation Committee and is not coordinated with the public release of nonpublic material information. In March of 2020, at a regularly scheduled meeting, the Compensation Committee made an annual grant of stock options concerning 50,000 shares to Dr. Friedman, 44,000 shares to Dr. Taub, and 32,000 shares to Messrs. Schneebaum and Lynch. Mr. Lynch also received the remaining portion of his initial hire grant in 2020, for 20,000 options. Each of these options vests as follows: 25% on the first anniversary of the grant date, and 6.25% each quarter thereafter until fully-vested.

2021 PROXY STATEMENT	29

COMPENSATION DISCUSSION AND ANALYSIS

Other Benefits

We maintain broad-based benefits that are provided to all employees, including health insurance, life and disability insurance, dental insurance, and a 401(k) plan with a matching company contribution. Our named executive officers participate in the benefits programs generally on the same basis as all employees, except that Drs. Friedman and Taub have elected to forego group life and disability insurance and 401(k) plan participation, and Dr. Friedman has elected to forego health and dental insurance plan participation.

Employment Agreements

We have entered into agreements with each of our named executive officers, which agreements provide financial protection against the potential loss of employment in designated circumstances, and which the Compensation Committee believes will allow the executives to focus attention on the best interests of the stockholders, without undue concern as to the executive’s own financial situation. None of these agreements contains a tax gross-up provision. A summary of the material terms of these agreements may be found in this proxy statement under the section entitled “Employment Agreements, Severance and Change in Control Arrangements” and “-; Potential Qualifying Separation and Change of Control Payments.”

Executive Compensation and Risk-Taking

We have sought to align the equity and cash components of our executive compensation program with industry peers in order to offer compensation packages that enable us to attract and retain talented executive officers. The Compensation Committee continues to evaluate the relative importance of equity and cash components of total compensation. We do not believe that our executive compensation program encourages excessive risk-taking by our executive officers. For example, long-term equity awards tied to the value of our common stock represent a significant component of an executive officer’s total direct compensation, as evidenced by the compensation breakdown contained in the Summary Compensation Table that follows. Those awards promote a long-term commonality of interest between our executive officers and our stockholders in sustaining and increasing stockholder value. Because the equity awards are typically made on an annual basis to our executive officers, vested and unvested awards that are outstanding can decrease in value or have no value in the event of stock price declines, whether due to market factors or whether our business is not managed to achieve its long-term goals. Thus, our executive compensation program is not heavily weighted toward short-term incentives, and we have taken what we believe are reasonable steps to protect against the potential of disproportionately large short-term incentives that might encourage excessive risk taking.

Advisory Vote on Executive Compensation

At our 2020 Annual Meeting of Stockholders, we conducted an advisory vote on executive compensation. Approximately 99.2% of the votes cast on this advisory vote proposal were in favor of our named executive officer compensation as disclosed in last year’s proxy statement. The Board of Directors and Compensation Committee reviews the advisory vote results in the context of our overall compensation philosophy and programs and other relevant competitive, incentive and market developments affecting executive officer compensation, in order to assess the need for changes to our executive compensation programs and policies.

30

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows for the fiscal years ended December 31, 2020, 2019, and 2018, the compensation awarded to or earned by our principal executive officer, principal financial officer and our three other most highly compensated executive officers who were serving as executive officers as of December 31, 2020. The persons listed in the following table are referred to herein as the “named executive officers.”

Name and Principal Position	Year	Salary ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Bonus(2)	All Other Compensation ($)(3)	Total ($)
Paul A. Friedman, M.D. Chairman and Chief Executive Officer	2020	$603,500		$3,468,500	$463,446	—	—	$4,535,446
	2019	584,000		5,122,000	387,192	—	—	6,093,192
	2018	416,666		4,907,500	304,500	—	—	5,628,666
Rebecca Taub, M.D. President, Research & Development and Chief Medical Officer	2020	490,833		3,052,280	339,230	—	—	3,882,343
	2019	463,948		4,531,120	274,775	—	—	5,269,843
	2018	385,416		3,729,700	225,330	—	—	4,340,446
Remy Sukhija Senior Vice President, Chief Commercial Officer	2020	337,500	(4)	2,724,000	274,680	$100,000	$2,722	3,438,902
Marc R. Schneebaum Senior Vice President, Chief Financial Officer	2020	435,000		2,219,840	267,233	—	18,399	2,940,472
	2019	421,000		2,868,320	223,298	—	20,034	3,532,652
	2018	380,250		2,748,200	222,314	—	15,336	3,366,100
Brian J. Lynch Senior Vice President and General Counsel	2020	425,417		3,749,840	260,946	—	11,690	4,447,893
	2019	358,602		3,506,859	192,602	—	10,574	4,068,637

(1)

These amounts represent the aggregate grant date fair value of each option award, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification, or FASB ASC, Topic 718, Compensation—Stock Compensation. See our discussion of “Stock-Based Compensation” under Notes 2 and 7 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed on February 25, 2021 or the Annual Report; these Notes include a discussion of all assumptions made by us in determining the grant date fair values of our equity awards. See also our discussion of stock-based compensation under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” of the Annual Report.

(2)

For Mr. Sukhija, this represents a signing bonus pursuant to his offer letter terms. This in addition to the 2020 year annual cash incentive bonus paid in March 2021, as disclosed under the column “Non-Equity Plan Incentive Compensation.”

(3)

All Other Compensation includes life and disability insurance premiums paid, and matching contributions under our 401(k) plan for each applicable executive officer listed above, with no such individual amount exceeding $10,000 for any executive officer.

(4)

Mr. Sukhija became an employee and was appointed our Senior Vice President, Chief Commercial Officer on April 1, 2021; salary data in the table reflects the pro rata salary level for the year, as paid from April 1, 2021.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Grants of Plan-Based Awards

The following table shows information regarding grants of plan-based awards during the fiscal year end December 31, 2020 to our named executive officers.

Name and principal position	Grant date	Estimated future payouts under non- equity incentive plan awards target ($)(1)			All other stock awards: Number of shares of stock or units (#)	All other stock and option awards: Number of securities underlying options (#)	Exercise or base price of stock and option awards ($/share) (2)	Grant date fair value of stock and option award (3)
		Threshold	Target	Maximum
Paul A. Friedman, M.D. Chairman and Chief Executive Officer	March 5, 2020	$227,775	$303,700	$566,401	-0-	50,000	$ 91.79	$3,468,500
Rebecca Taub, M.D. Chief Medical Officer, President, R&D	March 5, 2020	185,250	247,000	460,655	-0-	44,000	$ 91.79	3,052,280
Remy Sukhija Senior Vice President, And Chief Commercial Officer	April 1, 2020	135,000	180,000	335,700	-0-	60,000	$ 60.26	3,438,902
Marc R. Schneebaum Senior Vice President, Chief Financial Officer	March 5, 2020	131,340	175,120	326,599	-0-	32,000	$ 91.79	2,219,840
Brian J. Lynch Senior Vice President, And General Counsel	March 5, 2020 August 6, 2020	128,250	171,000	318,915	-0-	32,000 20,000	$ 91.79 $103.10	2,219,840 1,530,000

(1)

The material terms of the 2020 non-equity incentive awards are described above in the Compensation Discussion and Analysis in the section entitled “Annual Cash Incentive Bonus.” The threshold value above represents performance at 75% of target without achievement of bonus points or outperformance objectives. The target value above represents performance at 100% of target without achievement of bonus points or outperformance objectives. If bonus points or outperformance objectives are earned, the threshold and target amounts could increase. The maximum value above represents performance at 186.5% of target, including full achievement of bonus points and outperformance objectives.

(2)	The exercise price of these stock options is determined by the Company based on the closing price of its common stock on the Nasdaq Stock Market on the grant date.

(3)

Each amount represents the grant date fair value of the executive officer’s stock options, calculated in accordance with FASB ASC Topic 718, using a Black-Scholes valuation model for stock options. See Note 1 under “—Summary Compensation Table” for a discussion of the assumptions made by the Company in determining the grant date fair value of our option awards for the fiscal year ended December 31, 2020. Options were awarded with time-based vesting criteria established by the Compensation Committee and described in Compensation Discussion and Analysis above.

32

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Outstanding Equity Awards at Fiscal Year End

The following table shows stock options held by each of our named executive officers as of December 31, 2020.

		Option Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Paul A. Friedman, M.D. Chief Executive Officer	3/5/2020	0	50,000	(1)	91.79	3/5/2030
	3/7/2019	21,875	28,125	(1)	127.96	3/7/2029
	3/1/2018	34,375	15,625	(1)	124.45	3/1/2028
	3/2/2017	46,500	3,100	(1)	15.80	3/2/2027

	7/22/2016	306,256	0		9.45	7/22/2026

Rebecca Taub, M.D. President, Research & Development, Chief Medical Officer	3/5/2020	0	44,000	(1)	91.79	3/5/2030
	7/10/2019	2,500	5,500	(1)	101.30	7/10/2029
	3/7/2019	16,625	21,375	(1)	127.96	3/7/2029
	3/1/2018	26,125	11,875	(1)	124.45	3/1/2028
	3/2/2017	34,969	2,331	(1)	15.80	3/2/2027

	7/22/2016	153,128	0		9.45	7/22/2026

Marc R. Schneebaum Senior Vice President, Chief Financial Officer	3/5/2020	0	32,000	(1)	91.79	3/5/2030
	3/7/2019	12,250	15,750	(1)	127.96	3/7/2029
	3/1/2018	19,250	8,750	(1)	124.45	3/1/2028
	3/2/2017	25,594	1,706	(1)	15.80	3/2/2027
	7/22/2016	98,002	0		9.45	7/22/2026
	10/2/2015	1,640	0		61.60	10/2/2025

	12/8/2014	1,205	0		99.75	12/8/2024

Remy Sukhija Senior Vice President and Chief Commercial Officer	4/1/2020	0	60,000	(1)	60.26	4/1/2030

Brian J. Lynch Senior Vice President and General Counsel	8/6/2020	0	20,000	(1)	103.10	8/6/2030
	3/5/2020	0	32,000	(1)	91.79	3/5/2030
	2/19/2019	8,313	10,687	(1)	134.25	2/19/2029
	2/5/2019	7,000	9,000	(1)	114.27	2/5/2029

	1/14/2019	3,000	0		114.55	1/14/2029

	7/1/2018	5,000	0		279.69	7/1/2028

(1)

These stock options vest as to 25% of the underlying shares on the first anniversary of the grant date and, thereafter, as to 6.25% of the underlying shares on the last day of each successive three-month period.

Pay Ratio

The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees. We calculated this ratio after examining the total compensation amounts for all of our employees for the 2020 fiscal year, which included the following elements: base salary (annualized where applicable for those who commenced employment during 2020); bonus payments made in respect of the 2020 fiscal year (also annualized where

2021 PROXY STATEMENT	33

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

applicable); the grant date value of equity awards made in 2020; and 401(k) plan matching contributions. We calculated the median total compensation of this employee population (consisting of 41 employees, 40 of whom were employed in the U.S.) and selected the median-compensated employee from within that group as our median employee. This median employee’s annual total compensation for 2020 was $489,704, calculated in the same manner as our Chief Executive Officer’s total compensation for 2020 as disclosed in the Summary Compensation Table. The Chief Executive Officer’s total compensation for 2020 was $4,535,446, as disclosed in the Summary Compensation Table. Therefore, our estimate of the ratio of Chief Executive Officer pay to median employee pay is 9.3:1. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the ratio reported above should not be used as a direct basis for comparison between companies.

Option Exercises and Stock Vested

No shares were acquired upon exercise of stock options or via vesting under restricted stock awards concerning our named executive officers during the fiscal year ended December 31, 2020.

34

EMPLOYMENT AGREEMENTS, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

Paul A. Friedman, M.D.

On April 13, 2016, Private Madrigal entered into an agreement, or the Friedman Letter Agreement, with Dr. Friedman, for the position of Chairman and Chief Executive Officer of our company following the completion of the Merger. We assumed the Friedman Letter Agreement upon completion of the Merger. Under the terms of the Friedman Letter Agreement, Dr. Friedman is entitled to an annual base salary of $400,000 (subject to adjustment by the Compensation Committee) and an annual target bonus of 50% of his base salary (subject to adjustment by the Compensation Committee). In addition, upon the consummation of the Merger, Dr. Friedman received equity awards, including stock options to purchase 306,256 shares of our common stock and a restricted stock award representing 153,128 shares of our common stock.

The foregoing stock options vested as to 25% of the shares on the grant date and the remainder vested in equal annual installments on the first, second and third anniversaries of the grant date. The repurchase right relating to the foregoing restricted stock award lapsed as to 25% of the shares on the grant date and the repurchase right on the remaining shares lapsed in equal annual installments on the first, second and third anniversaries of the grant date.

Dr. Friedman is also entitled to severance benefits if we terminate his employment without “Cause” (as defined) or if Dr. Friedman voluntarily resigns for “Good Reason” (as defined), which we refer to herein collectively as a “Qualifying Separation,” consisting of:

•

a severance payment equal to 12 months of Dr. Friedman’s then-current base salary and target bonus, payable (i) in a lump sum if the Qualifying Separation occurs following a change of control of our company, or (ii) in 12 equal monthly payments if the Qualifying Separation does not occur following a change of control of our company;

•	full vesting of restricted stock and stock options held by Dr. Friedman, in particular if a Qualifying Separation occurs following a change of control of our company; and

•	reimbursement of continuation of medical benefits for 12 months following a Qualifying Separation.

Dr. Friedman has also entered into a customary indemnification agreement with us with respect to his service as an officer and director of our company.

Rebecca Taub, M.D.

On April 13, 2016, Private Madrigal entered into an agreement, or the Taub Letter Agreement, with Rebecca Taub, M.D. for the position of Chief Medical Officer and Executive Vice President, Research & Development, of our company following the completion of the Merger. We assumed the Taub Letter Agreement upon completion of the Merger. Under the terms of the Taub Letter Agreement, Dr. Taub is entitled to an annual base salary of $370,000 (subject to adjustment by the Compensation Committee) and an annual target bonus of 40% of her base salary (subject to adjustment by the Compensation Committee). In addition, upon the consummation of the Merger, Dr. Taub received equity awards, including stock options to purchase 153,128 shares of our common stock and a restricted stock award representing 30,626 shares of our common stock.

The foregoing stock options vested as to 25% of the shares on the grant date and the remainder vested in equal annual installments on the first, second and third anniversaries of the grant date. The repurchase right relating to the foregoing restricted stock award lapsed as to 25% of the shares on the grant date and the repurchase right on the remaining shares lapsed in equal annual installments on the first, second and third anniversaries of the grant date.

2021 PROXY STATEMENT	35

EMPLOYMENT AGREEMENTS, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

Dr. Taub is also entitled to severance benefits upon a Qualifying Separation consisting of:

•

a severance payment equal to 12 months of Dr. Taub’s then-current base salary and target bonus, payable (i) in a lump sum if the Qualifying Separation occurs following a change of control of our company, or (ii) in 12 equal monthly payments if the Qualifying Separation does not occur following a change of control of our company;

•	full vesting of restricted stock and stock options held by Dr. Taub, in particular if a Qualifying Separation occurs following a change of control of our company; and

•	reimbursement of continuation of medical benefits for 12 months following a Qualifying Separation.

Dr. Taub has also entered into a customary indemnification agreement with us with respect to her service as an officer and director of our company.

Marc R. Schneebaum

Pursuant to a letter agreement dated November 21, 2014, with Mr. Schneebaum, Mr. Schneebaum is entitled to receive an annual base salary of $325,000 (subject to adjustment by the Compensation Committee). Under our bonus policy, Mr. Schneebaum is eligible to receive an annual performance-based bonus with a target at 40% of his base salary (subject to adjustment by the Compensation Committee). In addition, upon the consummation of the Merger, Mr. Schneebaum received equity awards, including stock options to purchase 98,002 shares of our common stock and a restricted stock award representing 24,501 shares of our common stock.

The foregoing stock options vested as to 25% of the shares on the grant date and the remainder vested in equal annual installments on the first, second and third anniversaries of the grant date. The repurchase right relating to the foregoing restricted stock award lapsed as to 25% of the shares on the grant date and the repurchase right on the remaining shares lapsed in equal annual installments on the first, second and third anniversaries of the grant date.

Pursuant to the terms of a severance and change of control agreement entered into with Mr. Schneebaum, he is also entitled to severance benefits upon a Qualifying Separation consisting of:

•

a severance payment equal to 12 months of Mr. Schneebaum’s then-current base salary and target bonus, payable (i) in a lump sum if such Qualifying Separation occurs following a change of control of our company, or (ii) in 12 equal monthly payments if such Qualifying Separation does not occur following a change of control of our company;

•

(i) full vesting of restricted stock and stock options held by Mr. Schneebaum upon a Qualifying Separation, if such Qualifying Separation occurs following a change in control of our company, or (ii) six months’ vesting of restricted stock and stock options held by Mr. Schneebaum upon a Qualifying Separation, if such Qualifying Separation does not occur following a change of control of our company; and

•	reimbursement of continuation of medical benefits for 12 months following a Qualifying Separation.

Mr. Schneebaum has also entered into a customary indemnification agreement with us with respect to his service as an officer of our company.

Brian J. Lynch

Pursuant to a letter agreement dated February 19, 2019, with Mr. Lynch, Mr. Lynch is entitled to receive an annual base salary of $415,000 (subject to adjustment by the Compensation Committee). Under our bonus policy, Mr. Lynch is eligible to receive an annual performance-based bonus with a target at 40% of his base salary (subject to adjustment by the Compensation Committee). In addition, in connection the signing of the letter agreement, Mr. Lynch was granted stock options to purchase 16,000 and 19,000 shares of our common stock at exercise prices of $114.27 and $134.25, per share respectively. The foregoing stock options vest as to 25% of the shares on the first anniversary of the grant date as to 6.25% of the shares on each quarterly anniversary after the first anniversary of the grant date.

36

EMPLOYMENT AGREEMENTS, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

Pursuant to the terms of a severance and change of control agreement entered into with Mr. Lynch, he is also entitled to severance benefits upon a Qualifying Separation consisting of:

•

a severance payment equal to 12 months of Mr. Lynch’s then-current base salary and target bonus, payable (i) in a lump sum if such Qualifying Separation occurs following a change of control of our company, or (ii) in 12 equal monthly payments if such Qualifying Separation does not occur following a change of control of our company;

•

(i) full vesting of restricted stock, if any, and stock options held by Mr. Lynch upon a Qualifying Separation, if such Qualifying Separation occurs following a change in control of our company, or (ii) six months’ vesting of restricted stock and stock options held by Mr. Lynch upon a Qualifying Separation, if such Qualifying Separation does not occur following a change of control of our company; and

•	reimbursement of continuation of medical benefits for 12 months following a Qualifying Separation.

Mr. Lynch has also entered into a customary indemnification agreement with us with respect to his service as an officer of our company.

Remy Sukhija

Pursuant to a letter agreement dated April 1, 2020, with Mr. Sukhija, Mr. Sukhija is entitled to receive an annual base salary of $450,000 (subject to adjustment by the Compensation Committee). Under our bonus policy, Mr. Sukhija is eligible to receive an annual performance-based bonus with a target at 40% of his base salary (subject to adjustment by the Compensation Committee). In addition, in connection with the signing of the letter agreement, Mr. Sukhija (1) became eligible to receive a signing bonus of $100,000 (which is subject to repayment equal to $50,000 in the event his employment with the Company ceases before his first start date anniversary, subject to certain exceptions including events that would constitute a Qualified Separation) and (2) was granted stock options to purchase 60,000 shares of our common stock at an exercise price of $60.26 per share. The foregoing stock options vest as to 25% of the shares on the first anniversary of the grant date and as to 6.25% of the shares on each quarterly anniversary after the first anniversary of the grant date.

Pursuant to the terms of a severance and change of control agreement entered into with Mr. Sukhija, he is also entitled to severance benefits upon a Qualifying Separation consisting of:

•

a severance payment equal to 12 months of Mr. Sukhija’s then-current base salary and target bonus, payable (i) in a lump sum if such Qualifying Separation occurs following a change of control of our company, or (ii) in 12 equal monthly payments if such Qualifying Separation does not occur following a change of control of our company;

•

(i) full vesting of restricted stock, if any, and stock options held by Mr. Sukhija upon a Qualifying Separation, if such Qualifying Separation occurs following a change in control of our company, or (ii) six months’ vesting of restricted stock and stock options held by Mr. Sukhija upon a Qualifying Separation, if such Qualifying Separation does not occur following a change of control of our company; and

•	reimbursement of continuation of medical benefits for 12 months following a Qualifying Separation.

Mr. Sukhija has also entered into a customary indemnification agreement with us with respect to his service as an officer of our company.

2021 PROXY STATEMENT	37

EMPLOYMENT AGREEMENTS, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

Potential Qualifying Separation and Change of Control Payments

Potential Qualifying Separation without change of control payments and Qualifying Separation with change of control payments pursuant to existing agreements, assuming the termination event occurred on December 31, 2020, are set forth in the table below using our common stock price of $111.17, the closing price of our common stock on the Nasdaq Stock Market on December 31, 2020. This presentation is required by SEC disclosure rules. In addition to the amounts shown in the table below, each executive would receive payments for base salary and vacation time accrued through the date of termination and payment for any reimbursable business expenses incurred.

		Triggering event
Name	Benefit	Qualifying Separation Only		Qualifying Separation within 12 months after a Change of Control

Paul A. Friedman, M.D. Chairman and Chief Executive Officer	Salary-based Severance	$607,400	(1)	$ 607,400	(2)
	Bonus-based Severance	300,700	(1)	300,700	(2)
	Continuation of Benefits	0		0
	Market Value of Vesting	969,000	(3)	969,000	(3)

Rebecca Taub, M.D. Chief Medical Officer, President, R & D,	Salary-based Severance	494,000	(1)	494,000	(2)
	Bonus-based Severance	247,000	(1)	247,000	(2)
	Continuation of Benefits	15,849	(4)	15,849	(4)
	Market Value of Vesting	852,700	(3)	852,700	(3)

Remy Sukhija Senior Vice President and Chief Commercial Officer	Salary-based Severance	450,000	(1)	450,000	(2)
	Bonus-based Severance	180,000	(1)	180,000	(2)
	Continuation of Benefits	19,061	(4)	19,061	(4)
	Market Value of Vesting	1,145,475	(3)	3,054,600	(3)

Marc R. Schneebaum Senior Vice President, Chief Financial Officer	Salary-based Severance	437,800	(1)	437,800	(2)
	Bonus-based Severance	175,120	(1)	175,120	(2)
	Continuation of Benefits	29,638	(4)	29,638	(4)
	Market Value of Vesting	271,320	(3)	620,160	(3)

Brian J. Lynch Senior Vice President and General Counsel	Salary-based Severance	427,500	(1)	427,500	(2)
	Bonus-based Severance	171,000	(1)	171,000	(2)
	Continuation of Benefits	26,054	(4)	26,054	(4)
	Market Value of Vesting	359,257	(3)	901,560	(3)

(1)

Upon such Qualifying Separation, each named executive officer is entitled to severance paid over time as described in “Employment Agreements, Severance and Change in Control Arrangements” outside a change of control.

(2)

Upon such Qualifying Separation, each named executive officer is entitled to severance paid in a lump sum as described in “Employment Agreements, Severance and Change in Control Arrangements” in connection with a change of control.

(3)

Represents value associated with certain acceleration and cancellation of unvested stock option awards, as described in “Employment Agreements, Severance and Change in Control Arrangements,” assuming cancellation occurred at December 31, 2020 and involved a payment equal to the difference between the closing price on such date ($111.17) and the exercise price of such unvested in-the-money stock options.

(4)

Upon Qualifying Separation, such named executive officer is eligible for the Company to continue to pay the employer-paid portion of health benefits as described in “Employment Agreements, Severance and Change in Control Arrangement.”

38

DIRECTOR COMPENSATION

Non-Employee Director Compensation Program

A non-employee director is a director who is not employed by us and who does not receive compensation from us through any business relationship with us that is inconsistent with applicable Nasdaq or SEC independence rules. Our Board of Directors approves the form and amount of non-employee director compensation. Our Compensation Committee makes recommendations on the form and amount of non-employee director compensation. In July 2016, we adopted a non-employee director compensation program that became effective upon its adoption, and which has been amended from time to time, as described below.

Initial Stock Option Grant Upon Appointment or Election

From 2016 through 2019, each new non-employee director automatically received a stock option to purchase 20,000 shares of our common stock upon his or her initial appointment or election to our Board of Directors. Such award was granted on or as soon as reasonably practicable after the date of such non-employee director’s initial appointment or election, as applicable. Each such stock option had an exercise price equal to the fair market value of our common stock on the date of grant and vested as to 50% of the underlying shares on the first anniversary of the grant date and as to an additional 12.5% of the underlying shares on the last day of each successive quarterly period thereafter for four successive quarterly periods, subject to the non-employee director’s continued service as a director. In 2020, we did not add a new director to office and no such grants were made. Going forward, effective in 2021, any initial grant of stock options is expected to be made in accordance with our newly adopted 2021 policy. This policy was incorporated in (subject to stockholder approval of) the amendment of our 2015 Stock Plan, as described in Proposal 2 herein. See “Summary of the Amended 2015 Stock Plan (as amended by the 2021 Amendment); New Policy for Non-Employee Director Equity Awards.”

Annual Stock Option Awards

From 2017 through 2019, each non-employee director not initially elected in such year to the Board received an annual automatic stock option on the date of the annual meeting of our stockholders, or the Annual Grant Date, to purchase 10,000 shares of our common stock. For 2020, we adjusted the size of the annual option grant downward to 6,000 shares. Each such stock option had an exercise price equal to the fair market value of our common stock on the Annual Grant Date and vested or vests in full on the first anniversary of the Annual Grant Date, subject to the non-employee director’s continued service as a director on such date. Going forward, effective in 2021, any such annual grant of stock options is expected to be made in accordance with our newly adopted 2021 policy. This policy was incorporated in (subject to stockholder approval of) the amendment of our 2015 Stock Plan, as described in Proposal 2 herein. See “Summary of the Amended 2015 Stock Plan (as amended by the 2021 Amendment); New Policy for Non-Employee Director Equity Awards.”

Annual Cash Compensation

In addition to stock options, each non-employee director is eligible to receive for his or her service on our Board of Directors or committees thereof annual cash retainers (payable quarterly, in arrears), as follows:

Position	Retainer ($)
Board Member	$40,000
Audit Committee Chair	20,000
Compensation Committee Chair	12,500
Nominating and Governance Committee Chair	12,500
Audit Committee Member	7,500
Compensation Committee Member	7,500
Nominating and Governance Committee Member	7,500

2021 PROXY STATEMENT	39

DIRECTOR COMPENSATION

Expenses

Finally, we reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors and committee meetings.

Director Compensation Tables

The following tables set forth information about the compensation paid to the non-employee members of our Board of Directors who served as a director during the year ended December 31, 2020. Other than as set forth in the tables and described more fully below, during the year ended December 31, 2020, we did not pay any fees to, make any equity awards to or pay any other compensation to the non-employee members of our Board of Directors. The stock options granted in 2020 and disclosed in the table below were granted under our 2015 Stock Plan. Neither Dr. Friedman, our Chief Executive Officer and Chairman of our Board of Directors, nor Dr. Taub, our President, Research & Development, and Chief Medical Officer, and a director, received any compensation from us in 2020 for service as a director and, therefore, they are not included in the table below.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)(3)	All Other Compensation ($) (1))	Total ($)

Kenneth M. Bate	$67,500	$387,060		$454,560

Fred B. Craves, Ph.D.	55,000	387,060		442,060

James M. Daly	51,250	387,060		438,310

Keith R. Gollust	60,000	387,060		447,060

Richard S. Levy, M.D.	60,000	387,060	$2,250	449,310

David Milligan, Ph.D.	55,000	387,060		442,060

(1)

Consists of the annual retainer fee for service as a member of the Board of Directors or any Board committee. For further information concerning such fees, see the section above entitled “—Annual Cash Compensation.” The amount under “All Other Compensation” reflects fees for consultations concerning drug development and regulatory matters.

(2)

Mr. Bate, Dr. Craves, Mr. Daly, Mr. Gollust, Dr. Levy, and Dr. Milligan each received an option to purchase 6,000 shares of common stock with an exercise price per share of $111.06 at our 2020 Annual Meeting of Stockholders. The amounts in this column represent the aggregate grant date fair value of the option awards granted to applicable director in our fiscal year 2020 computed in accordance with FASB ASC Topic 718. See our discussion of “Stock-Based Compensation” under Notes 2 and 7 to our audited consolidated financial statements included in the Annual Report for a discussion of all assumptions made by us in determining the grant date fair values of our equity awards. See also our discussion of stock-based compensation under Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” of the Annual Report.

(3)

The following table shows the total number of outstanding and vested stock options as of December 31, 2020, the last day of our fiscal year, that have been issued as director compensation to our non-employee directors.

Name	# of Stock Options Outstanding	# of Stock Options Vested
Kenneth M. Bate	56,000	50,000
Fred B. Craves, Ph.D.	56,000	50,000
James M. Daly	26,500	15,500
Keith R. Gollust	56,000	50,000
Richard S. Levy, M.D.	56,000	50,000
David Milligan, Ph.D.	26,000	20,000

40

REPORT OF COMPENSATION COMMITTEE

Report of the Compensation Committee of the Board of Directors

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2020.

MEMBERS OF THE COMPENSATION COMMITTEE:

Richard S. Levy, M.D. (Chairman)

Kenneth M. Bate

Fred B. Craves, Ph.D.

David Milligan, Ph.D.

2021 PROXY STATEMENT	41

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2020:

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))

Equity Compensation Plans Approved by Security Holders (1)	1,837,540	$71.80	936,407

Total	1,837,540	$71.80	936,407

(1)	These shares relate to those authorized under our Amended 2015 Stock Plan, as amended at the 2019 Annual Meeting of Stockholders.

42

DELINQUENT SECTION 16(a) REPORTS

The members of our Board of Directors, our executive officers, and persons who beneficially own more than ten percent of our outstanding common stock are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which require them to file reports with respect to their beneficial ownership of our common stock and their transactions in our common stock. Based upon (i) the copies of Section 16 reports which we received from such persons for their 2020 year transactions in our common stock and their common stock holdings, and (ii) written representation that no other reports were required, we believe that all reporting requirements under Section 16 for such year were met in a timely manner by our directors, executive officers and greater than ten percent beneficial owners.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than the compensation amounts or arrangements for our named executive officers and directors already disclosed under “Executive Officer and Director Compensation,” herein, and except as disclosed below, there have been no transaction or series of similar transactions, since January 1, 2020, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers and certain other key employees. The indemnification agreements provide that we will indemnify each of our directors, executive officers and such other key employees against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of our directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our restated certificate of incorporation and our amended and restated bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors, executive officers and other key employees in connection with a legal proceeding.

Policy for Approval of Related Person Transactions

Pursuant to the written charter of our Audit Committee, the Audit Committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest:

•	our executive officers;

•	our directors;

•	the beneficial owners of more than 5% of our securities;

•	the immediate family members of any of the foregoing persons; and

•	any other persons whom the Board of Directors determines may be considered related persons.

2021 PROXY STATEMENT	43

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

For purposes of these procedures, “immediate family members” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household with the executive officer, director or 5% beneficial owner.

In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chairman of the Audit Committee in some circumstances. No related person transaction shall be entered into prior to the completion of these procedures.

The Audit Committee or its chairman, as the case may be, shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of the Company and our stockholders, taking into account all available facts and circumstances as the committee or the chairman determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to our company; the impact on a director’s independence in the event that the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the Audit Committee shall participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

44

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Summary

Our Board of Directors currently consists of eight members, classified into three classes as follows: Paul A. Friedman, M.D., Kenneth M. Bate and James M. Daly are the Class I directors with a term ending at the 2023 Annual Meeting of Stockholders; Rebecca Taub, M.D. and Fred B. Craves, Ph.D. are the Class II directors with a term ending at the 2021 Annual Meeting of Stockholders; and Keith R. Gollust, David Milligan, Ph.D. and Richard S. Levy, M.D. are the Class III directors with a term ending at the 2022 Annual Meeting of Stockholders. At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

On March 4, 2021, our Nominating and Governance Committee nominated, and our Board thereafter approved, Rebecca Taub, M.D. and Fred B. Craves, Ph.D. as Class II director nominees for election at the Annual Meeting for a term of three years to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified, or until their earlier death, resignation, retirement or removal. Unless authority to vote for any of these nominees is withheld, the shares represented by a validly executed proxy will be voted FOR the election of Rebecca Taub, M.D. and Fred B. Craves, Ph.D. as directors. In the event that either nominee should become unable or unwilling to serve, the shares represented by a validly executed proxy will be voted for the election of such other person as the Board of Directors may recommend in his or her place, as the case may be, unless the Board of Directors chooses to reduce the number of directors serving on the Board of Directors. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Vote Required

Directors are elected by a plurality of the affirmative votes cast by those shares deemed present in person or represented by proxy and entitled to vote at the Annual Meeting. The two nominees for director receiving the highest number of affirmative votes will be elected.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF REBECCA TAUB, M.D. AND FRED B. CRAVES, PH.D. AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

2021 PROXY STATEMENT	45

PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO 2015 STOCK PLAN

Summary

Our Amended 2015 Stock Plan currently authorizes the grant of stock options and other stock-based awards to employees, non-employee directors, consultants and advisors of our company and our affiliates. As of March 31, 2021, approximately 2.2 million shares of common stock were reserved for issuance pursuant to outstanding awards granted under the Amended 2015 Stock Plan, and approximately 0.6 million shares of common stock were available for future grants under the Amended 2015 Stock Plan.

We have approved an amendment and restatement of the Amended 2015 Stock Plan (the “2021 Amendment”), subject to and effective as of stockholder approval. If the Company’s stockholders approve the 2021 Amendment, the 2021 Amendment would, among other things:

•	constitute an amendment and restatement of the Amended 2015 Stock Plan;

•

increase the aggregate number of shares authorized for issuance under the Amended 2015 Stock Plan by 1,200,000 shares of common stock, subject to appropriate adjustment in the event of any stock dividend, stock split or other similar event affecting our common stock; and

•

establish a new policy for equity awards to our non-employee directors whereby grant values will be benchmarked against the 50th percentile of the Company’s peer group with the advice of the Company’s compensation consultant.

The purpose of the proposed increase in shares authorized for issuance pursuant to the Amended 2015 Stock Plan is to provide us with appropriate capacity to issue equity compensation to new, existing and key employees of, and key service providers to, our company. We believe that stock options and other stock-based awards are a critical part of the compensation package offered to new, existing and key employees, and other key service providers and are an important tool in our ability to attract and retain talented personnel. We further believe that the 1,200,000 share increase is appropriate for this purpose and sufficient to support the growth of our company and the substantial future expansion of our work force that will be necessary to propel our growth and commercial development.

In the event that the 2021 Amendment is not approved by the Company’s stockholders, the Amended 2015 Stock Plan will continue in effect without regard to the 2021 Amendment. We believe that, if the 2021 Amendment is not approved, the Company’s ability to align the interests of new, existing and key employees, and other key service providers with stockholders through compensatory equity-based grants would be compromised, disrupting our compensation program and impairing our ability to recruit, reward, and retain such key personnel, or requiring us to shift our compensation plan to include more cash compensation.

“Best Practices” Integrated Into Our Equity Compensation Program and the Amended 2015 Stock Plan (as amended by the 2021 Amendment)

Our compensation practices include a number of features that we believe reflect responsible compensation and governance practices and promote the interests of stockholders, including the following:

•

Limitation on Shares Issued. If the Company’s stockholders approve the 2021 Amendment, the maximum aggregate number of shares of common stock that we have issued or may issue pursuant to past awards, outstanding awards and future awards would not exceed 4,336,477 (subject to anti-dilution adjustment terms) and the amount available for future grants (based on awards outstanding at March 31, 2021), would be 1,775,782. Taking into account our common stock outstanding on April 1, 2021 (16,487,127) and our common stock issuable on conversion of our outstanding Series A Convertible Preferred Stock (1,969,797), the 1,775,782 shares available for future awards after giving effect to the 2021 Amendment would represent 9.62% of our common stock on a fully-diluted and as-converted basis. The Amended 2015 Stock Plan also imposes limitations

46

PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO 2015 STOCK PLAN

on the amount of participant awards so that no participant may receive awards for more than 750,000 shares of common stock in any fiscal year.

•

No Liberal Share Recycling. The Amended 2015 Stock Plan continues to provide that the number of shares available for issuance under the plan shall not be increased by the number of shares tendered or withheld upon the exercise of stock options or stock appreciation rights, or SARs, or deducted or delivered from payment of an award in connection with the Company’s tax withholding obligations.

•

No “Evergreen” Provision. The Amended 2015 Stock Plan continues to require stockholder approval of any additional authorization of shares (other than adjustments for anti-dilution purposes), rather than permitting an annual “replenishment” of shares under a plan “evergreen” provision.

•

No Discounted Stock Options or SARs and Limit on Option or SAR Terms. The Amended 2015 Stock Plan continues to provide that stock options and SARs must have an exercise price or base price, as applicable, equal to or greater than the fair market value of our common stock on the date of grant. In addition, the maximum term of a stock option or SAR is 10 years.

•

No Stock Option or SAR Repricings. The Amended 2015 Stock Plan continues to prohibit the repricing of stock options or SARs without the approval of our stockholders. Unless approved by our stockholders or in connection with a corporate transaction, the Company may not implement (i) direct repricings (lowering the exercise price of an option or the base price of an SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater for cash, for options or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules or generally accepted accounting principles (subject to anti-dilution adjustments).

•

No Current Payment of Dividends on Unvested Awards. The Amended 2015 Stock Plan continues to provide that cash dividends declared or paid on awards that are subject to time-based or performance-based vesting requirements will not become payable unless and until the award (or portion thereof) to which the dividends apply become vested and nonforfeitable.

•

Prudent Change of Control Provisions. The Amended 2015 Stock Plan continues to include prudent “change of control” triggers: a change of control is deemed to have occurred only upon a change in beneficial ownership of 50% or more of our voting stock, completion (rather than stockholder approval) of a significant merger or other transaction, or a change in a majority of our Board of Directors. In addition, the Amended 2015 Stock Plan generally provides that awards will vest upon a change of control: (i) if, upon written notice to a participant, we provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant; (ii) if we terminate the participant’s awards in exchange for the consideration payable to the Company’s stockholders for the number of shares of our common stock subject to such award (less the applicable exercise price or purchase price, if applicable); or (iii) even if such awards are assumed, substituted or continued, if a participant’s employment is terminated by the Company without cause or by the participant in connection with a requirement to change the participant’s service location by more than 50 miles or in connection with a material adverse change in the participant’s duties, authority or responsibilities, in each case generally within six months following the change of control.

•

Forfeiture and Recoupment Policies. The Amended 2015 Stock Plan authorizes the Compensation Committee or the Board of Directors to require forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and to require that a participant be subject to any compensation recovery policy or similar clawback policies that may apply to the participant or be imposed under applicable laws.

•

Administered by Independent Committee. The Amended 2015 Stock Plan will continue to be administered by the Compensation Committee. All members of the Compensation Committee are intended to qualify as “independent” under The Nasdaq Stock Market listing standards and “non-employee directors” under Rule 16b-3 under the Exchange Act.

2021 PROXY STATEMENT	47

PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO 2015 STOCK PLAN

•

Automatic Benchmarking of Non-Employee Director Equity Awards. As discussed below, if the Company’s stockholders approve the 2021 Amendment, the Amended 2015 Stock Plan will contain a new policy for equity awards to our non-employee directors, such that the value of awards for non-employee directors will be equivalent to the 50th percentile value of the director equity awards for the Company’s peer group, as benchmarked with the advice of the Company’s compensation consultant in the ordinary course. This new policy would ensure that value of equity awards to our non-employee directors is appropriately balanced and competitive with market peer median levels.

Summary of the Amended 2015 Stock Plan (as amended by the 2021 Amendment)

The following description of certain material features of the Amended 2015 Stock Plan (as amended by the 2021 Amendment) is intended to be a summary only. This summary is qualified in its entirety by the full text of the Amended 2015 Stock Plan (as amended by the 2021 Amendment) in the form attached as Annex A hereto.

New Policy for Non-Employee Director Equity Awards. The 2021 Amendment includes a new policy for equity grants to our non-employee directors. Going forward, as of, or as soon as practicable following, the regularly scheduled annual equity award grant date for the Company’s executive officers, an annual equity grant will be made to each non-employee director then serving on the Board of Directors with a grant-date fair value equal to the 50th percentile value of the director annual equity awards for the Company’s peer group, as benchmarked with the advice of the Company’s compensation consultant in the ordinary course. In the case of annual stock option awards (which comprised the entirety of the 2017-2020 annual non-employee director equity grants), the amount of shares underlying the stock options would be determined as of the date of grant by applying the applicable stock option value equal to the 50th percentile value of the director annual equity awards for the Company’s peer group to the Company’s then-applicable Black-Scholes inputs and formula under Financial Accounting Standards Board Accounting Standards Codification, Topic 718, Compensation—Stock Compensation. Such annual grant would vest in full on the first anniversary of such date of grant, subject to the non-employee director’s continued service on such date.

In addition, pursuant to the 2021 Amendment, one-time equity grants will be made to each new non-employee director upon his/her first election to the Board of Directors after January 1, 2021, with a value equivalent to two times (2x) the 50th percentile value of the Company’s peer group director annual equity awards as benchmarked with the advice of the Company’s compensation consultant. Such initial grant would vest as to 50% of the underlying shares on the first anniversary of the grant date and as to an additional 12.5% of the underlying shares on the last day of each successive quarterly period thereafter for four successive quarterly periods, subject to the non-employee director’s continued service on such dates.

The Board of Directors or Compensation Committee would have the discretion in the future to change and otherwise revise the terms of awards to be granted under the non-employee director equity compensation policy as included in the 2021 Amendment, including, without limitation, the number of shares subject thereto or forms of awards, for awards granted on or after the date the Compensation Committee determines to make any such change or revision. Non-employee directors may also be granted such additional equity awards in such amounts and on such dates as the Board of Directors may recommend. In the event of any such revision, we would evaluate the need or benefit to submit such revisions to a stockholder vote.

Term of the Plan. The Amended 2015 Stock Plan was initially adopted by the Synta board of directors on April 24, 2015 and was approved by the stockholders of Synta, and became effective as of, June 11, 2015. We assumed the 2015 Stock Plan upon consummation of the Merger in July 2016. The Amended 2015 Stock Plan was further amended by our Board of Directors and approved by the Company’s stockholders effective as of each of June 29, 2017 and June 27, 2019. If the Company’s stockholders approve the 2021 Amendment, the Amended 2015 Stock Plan (as amended by the 2021 Amendment) will become effective as of June 17, 2021. The Amended 2015 Stock Plan will automatically terminate on April 23, 2025, unless earlier terminated pursuant to the terms of the Amended 2015 Stock Plan.

48

PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO 2015 STOCK PLAN

Shares Available for Issuance. Currently, the Amended 2015 Stock Plan sets forth a maximum aggregate number of shares of common stock (3,136,477) that may be issued pursuant to awards granted under the Amended 2015 Stock Plan, measured from the original effective date. The 2021 Amendment would increase this existing maximum aggregate number, by 1,200,000 shares, to 4,336,477. Taking into effect the 2,560,695 shares subject to awards granted pursuant to the Amended 2015 Stock Plan from inception through March 31, 2021, net of forfeitures, the Amended 2015 Stock Plan (as amended by the 2021 Amendment) would authorize awards subsequent to March 31, 2021 for up to 1,775,782 shares (subject to anti-dilution adjustment terms). The shares issuable by us under the Amended 2015 Stock Plan may be authorized but unissued shares or treasury shares.

Based on the foregoing, if the Company’s stockholders approve the 2021 Amendment, the maximum aggregate number of shares of common stock that we may issue pursuant to outstanding and future awards granted under the Amended 2015 Stock Plan would not exceed 4,336,477 (subject to anti-dilution adjustment terms).

Generally, shares of common stock reserved for awards under the Amended 2015 Stock Plan that lapse, or expire or are forfeited or canceled will be added back to the share reserve available for future awards under the Amended 2015 Stock Plan. However, the number of shares available for issuance under the Amended 2015 Stock Plan shall not be increased by the number of shares tendered or withheld upon the exercise of stock options or SARs or deducted or delivered from payment of an award in connection with the Company’s tax withholding obligations.

On April 26, 2021, the closing price of the Company’s common stock as reported on The Nasdaq Stock Market was $132.70 per share.

Individual Share Limitation Per Year. The Amended 2015 Stock Plan provides that no participant may receive awards for more than 750,000 shares of common stock in any fiscal year.

Plan Administration. The Amended 2015 Stock Plan is administered by the Compensation Committee, to whom the Board of Directors has delegated power to act on its behalf. Our Compensation Committee has full power and authority, subject to the provisions of the Amended 2015 Stock Plan and applicable law, to (i) interpret the plan and all awards granted thereunder, (ii) make rules and determinations deemed necessary or advisable for the administration of the plan, (iii) select the participants to whom awards will be granted, (iv) make any combination of awards to participants, (v) determine the number of shares of common stock to be covered by awards, (vi) accelerate the exercisability, vesting or lapse of forfeiture restrictions of any award, (vii) determine the specific terms and conditions of each award, including but not limited to, whether the vesting or payment of all or any portion of any award may be subject to one or more performance goals, and (viii) subject to certain limitations, amend any term or condition of an outstanding award, and (ix) adopt any sub-plans applicable to residents of specified jurisdictions.

To the extent permitted under applicable law, our Compensation Committee may delegate to any member or other person all or part of the Compensation Committee’s responsibilities and power with respect to the plan, other than the ability to grant awards to directors or officers of the Company.

Eligibility. Persons eligible to participate in the Amended 2015 Stock Plan include our and our subsidiaries’ officers, employees, directors and consultants and prospective employees as selected from time to time in accordance with the Amended 2015 Stock Plan, and eligible participants include our directors and executive officers. The granting of awards under the Amended 2015 Stock Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

As of April 1, 2021, approximately 45 employees of the Company and our subsidiaries (including our five executive officers) and an additional six non-employee directors of the Company were eligible to participate in the Amended 2015 Stock Plan.

2021 PROXY STATEMENT	49

PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO 2015 STOCK PLAN

Types of Awards. The Amended 2015 Stock Plan permits us to make grants of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, unrestricted stock awards, stock units (including restricted stock units), and other awards that are convertible into or otherwise based on stock.

Stock Options. Stock options granted under the Amended 2015 Stock Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive stock options may be granted to employees of the Company and our affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and our affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant, and the term may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant, and the term of the incentive stock option may not be longer than five years. Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or disability and for 12 months after termination of service on account of death or disability.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the participant must satisfy certain vesting conditions. If the participant does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. But, cash dividends declared or paid on shares of restricted stock that are subject to time-based or performance-based vesting requirements will not become payable unless and until the award (or portion thereof) to which the dividends apply become vested and nonforfeitable.

Other Stock-Based Awards. The Amended 2015 Stock Plan also authorizes the grant of other types of stock-based compensation including, but not limited to SARs, phantom stock awards and stock unit awards. Our Compensation Committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period. The base price of a SAR may not be less than 100% of the fair market value of our common stock on the date of grant, and the term may not be longer than ten years. Cash dividends declared or paid on stock-based awards, if any, that are subject to time-based or performance-based vesting requirements will not become payable unless and until the award (or portion thereof) to which the dividends apply become vested and nonforfeitable.

Tax Withholding. Participants in the Amended 2015 Stock Plan are responsible for the payment of any federal, state or local income taxes, employment taxes or other amounts that we are required by law to withhold in connection with awards under the plan. We may withhold from the participant’s compensation, if any, or may require that the participant make a cash payment to us for the statutory minimum amount of such withholdings, or subject to approval by our Compensation Committee and if permitted by applicable law, by transferring to us shares or a promissory note having a value equal to the amount of such taxes.

Adjustments. If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock subject to outstanding awards shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the exercise price or purchase price per share to reflect such subdivision, combination or stock dividend.

Change in Control Provisions. The Amended 2015 Stock Plan provides that upon the consummation of a merger or consolidation or upon the sale of all or substantially all of the Company’s assets, our Board of Directors, may, in its

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PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO 2015 STOCK PLAN

sole discretion, take any one or more of the following actions, as to some or all outstanding awards under the plan: (i) provide that all awards shall be assumed, continued or substituted by the successor entity; (ii) upon written notice to a participant, provide that the participant’s unexercised options will become exercisable in full and will terminate immediately prior to the consummation of such transaction unless exercised by the participant; and (iii) terminate awards in exchange for the consideration payable to the Company’s stockholders for the number of shares of our common stock subject to such award (less the applicable exercise price or purchase price, if applicable).

In addition, the Amended 2015 Stock Plan provides that in the event of a change of control (as defined in the plan) where outstanding awards are assumed or substituted, or that does not constitute a corporate transaction under Amended 2015 Stock Plan, awards in general will become fully vested and/or immediately exercisable if on or prior to the date that is six months after the date of the change of control (i) a participant’s service with the Company, a successor entity or their applicable affiliates is terminated without cause, as defined in the Amended 2015 Stock Plan; (ii) a participant terminates his or her service with Company, a successor entity or their applicable affiliates as a result of being required to change the principal location where he or she renders services to a location more than 50 miles from his or her location of service immediately prior to the change of control; or (iii) the participant terminates his or her service after the occurrence of a material adverse change in a participant’s duties, authority or responsibilities which cause such participant’s position with us to become of significantly less responsibility or authority than such participant’s position was immediately prior to the change of control.

Amendments. The Amended 2015 Stock Plan may be amended by our stockholders or by our Board of Directors or Compensation Committee, provided that any amendment approved by our Board of Directors or Compensation Committee shall be subject to stockholder approval if the amendment requires stockholder approval under the rules of The Nasdaq Stock Market or in order to ensure favorable federal income tax treatment, for instance for any incentive stock options under Section 422 of the Code. However, no such amendment may adversely affect any rights under any outstanding award without the holder’s consent.

No Repricing. Unless approved by our stockholders or in connection with a corporate transaction, the Company may not implement (i) direct repricings (lowering the exercise price of an option or the base price of an SAR), (ii) indirect repricings (exchanging an outstanding option or SAR that is underwater for cash, for options or SARs with an option price or base price less than that applicable to the original option or SAR, or for another equity award), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules or generally accepted accounting principles (subject to anti-dilution adjustments).

New Plan Benefits

No grants have been issued with respect to the additional shares to be reserved for issuance under the Amended 2015 Stock Plan pursuant to the 2021 Amendment. The number of shares that may be granted after the date of this Proxy Statement to eligible participants under the Amended 2015 Stock Plan is not determinable at this time (except as specifically noted below) because future grants are subject to the discretion of the Compensation Committee, the Board of Directors or any administrator to which authority to grant awards is properly delegated under the Amended 2015 Stock Plan. On the date of our 2021 Annual Meeting of Stockholders, we expect to make an annual stock option grant to each non-employee director to acquire an indeterminate number of shares of our common stock pursuant to our new policy at a per-share exercise price equal to closing stock price for our common stock on such grant date. For the methodology for making such awards, see “— Summary of the Amended 2015 Stock Plan (as amended by the 2021 Amendment); New Policy for Non-Employee Director Equity Awards.”

2021 PROXY STATEMENT	51

PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO 2015 STOCK PLAN

Awards Granted

The following table provides information with respect to all past awards granted under the Amended 2015 Stock Plan to our named executive officers, all five current executive officers as a group, all non-employee directors and all current employees through April 1, 2021. As stated above, it is not possible to determine the amounts of awards that will be granted in the future to participants under the Amended 2015 Stock Plan (as amended by the 2021 Amendment):

Name	Stock Options (#)	Shares of Restricted Stock (#)

Paul A. Friedman, M.D. Chairman and Chief Executive Officer	555,856	153,128

Rebecca Taub, M.D. Chief Medical Officer, Executive Vice President	362,428	30,626

Remy Sukhija Senior Vice President, Chief Commercial Officer	84,000	—

Marc R. Schneebaum Senior Vice President, Chief Financial Officer	249,676	50,215

Brian J. Lynch Senior Vice President and General Counsel	127,000	—

All Executive Officers as a Group	1,378,960	233,969

All Current Non-Employee Directors	306,500	—

All Current Employees (including Executive Officers)	2,055,811	233,969

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PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO 2015 STOCK PLAN

Certain Material Federal Income Tax Considerations

Certain material federal income tax consequences of the grant, vesting or exercise of awards under the Amended 2015 Stock Plan (as amended by the 2021 Amendment), based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Amended 2015 Stock Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:

Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the stock option within two years after the date of grant of the stock option nor within one year after the date of exercise of the stock option (referred to as the “ISO holding period”). However, the excess of the fair market value of the shares on the date of exercise over the exercise price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee for the year of exercise. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the exercise price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the stock option over the exercise price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:

Stock options designated as non-qualified options and stock options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such stock options are first exercisable by an individual in any calendar year exceeds $100,000 will be treated as stock options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

2021 PROXY STATEMENT	53

PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO 2015 STOCK PLAN

Stock Grants:	With respect to stock grants under the Amended 2015 Stock Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the date of grant rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which the grantee previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the date of grant of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:

The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Section 280G of the Code

To the extent payments which are contingent on a change of control are determined to exceed certain limitations, such payments may be subject to a 20% excise tax, and the Company’s deduction with respect to the associated compensation expense may be disallowed in whole or in part. The Amended 2015 Stock Plan includes a Section 280G “best after tax” provision, meaning, if any of the payments under the plan or otherwise would constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the excise tax imposed under Section 4999 of the Code, the payments will be reduced by the amount required to avoid the excise tax if such reduction would give the participant a better after-tax result than if the participant received the payments in full.

Limitation on Deductions

The Compensation Committee considers the tax deductibility of compensation as one factor when considering executive compensation program alternatives. The Compensation Committee has in the past approved and has reserved the right in the future to approve compensation that does not qualify for deductibility in circumstances it deems in the company’s best interests.

Prior to January 1, 2018, Section 162(m) of the Code imposed a $1,000,000 per person limit on the annual tax deduction for compensation paid to the company’s current chief executive officer and certain other executive officers. Certain “performance-based” compensation exceeding $1,000,000 annually paid to such executives was excluded from Section 162(m)’s limitation and was deductible if certain requirements were met. The Company generally designed certain previous awards to qualify as deductible “performance-based” compensation.

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PROPOSAL NO. 2: APPROVAL OF AMENDMENT TO 2015 STOCK PLAN

Under tax reform legislation signed in to law on December 22, 2017 (the “Tax Cuts and Jobs Act”), the deductibility of executive compensation was limited further, effective January 1, 2018. Section 162(m) still imposes a $1,000,000 per person limit on the annual tax deduction for compensation paid to the Company’s current chief executive officer and certain other executive officers. But, the exclusion for “performance-based” compensation was repealed, and the group of employees subject to the limitation was expanded to include the Company’s chief financial officer and certain former executive officers.

Compensation awarded before November 3, 2017, which otherwise qualified as “performance based,” may continue to be deductible in the future under certain interim relief provisions of the Tax Cuts and Jobs Act. However, due to ambiguities and uncertainties about how the revised Section 162(m) should apply, it is uncertain whether previous awards that the Compensation Committee believed to be “performance based” compensation will be deductible going forward.

Vote Required

A majority of the shares of our common stock cast at the Annual Meeting is required to approve the Amended 2015 Stock Plan, as amended by the 2021 Amendment. In the event that the 2021 Amendment is not approved by the Company’s stockholders, the Amended 2015 Stock Plan will continue in effect without regard to the 2021 Amendment.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDED 2015 STOCK PLAN, AS AMENDED BY THE 2021 AMENDMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

2021 PROXY STATEMENT	55

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Summary

The Audit Committee has appointed PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2021. PricewaterhouseCoopers LLP audited our financial statements for the fiscal year ended December 31, 2020. The Board of Directors proposes that our stockholders ratify this appointment. In the event our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment. We do not expect a representative of PricewaterhouseCoopers LLP to be present at the Annual Meeting or to otherwise be available to make a statement or respond to questions.

Accounting Fees and Services

The following table summarizes the aggregate fees for professional services rendered to us by PricewaterhouseCoopers LLP for the years ended December 31, 2020 and December 31, 2019. The Audit Committee pre-approved all services fees described below.

	2020	2019

Audit fees	$520,000	$526,000

Audit-related fees	—	—

Tax fees	25,000	25,000

All other fees	2,862	2,862

Total	$547,862	$553,862

Audit Fees

Audit services consist of fees and expenses for the audit of our annual financial statements included in our Forms 10-K, and the related audit of internal control over financial reporting included in our Annual Report on Form 10-K, review of interim financial statements included in our Forms 10-Q, consultations regarding accounting and auditing matters, and fees in connection with our underwritten public offering of shares of common stock.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax planning, and tax advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors.

Consistent with policies of the SEC regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.    Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

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PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

2.    Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence services, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.    Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.    Other Fees are those associated with services not captured in the other categories.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Report of the Audit Committee of the Board of Directors

The information contained in this “Report of the Audit Committee of the Board of Directors” shall not be: deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any of our filings with the SEC, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing; or subject to the liabilities of Section 18 of the Exchange Act.

The Audit Committee, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in a charter adopted by the Board of Directors, which is publicly available through the “Investors—Corporate Governance” section of our website at www.madrigalpharma.com. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2020, the Audit Committee took the following actions:

•

Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2020 with management and PricewaterhouseCoopers LLP, the independent registered public accounting firm that audited our financial statements for the fiscal year ended December 31, 2020;

•	Discussed with PricewaterhouseCoopers LLP the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB; and

•

Received written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by the applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee and the Audit Committee further discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee also considered the status of taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

2021 PROXY STATEMENT	57

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the Audit Committee’s review of the audited financial statements and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 in our filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE:

Kenneth M. Bate (Chairman) James M. Daly Keith R. Gollust David Milligan, Ph.D.

The material in this Report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of Madrigal Pharmaceuticals, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Vote Required

The majority of the shares of our common stock cast affirmatively at the Annual Meeting on this proposal is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

If our stockholders ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, the Audit Committee may still, in its discretion, decide to appoint a different independent registered public accounting firm at any time during the year ending December 31, 2021, if it concludes that such a change would be in the best interests of our company and our stockholders. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider, but not necessarily rescind, the appointment.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

58

PROPOSAL NO. 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

Pursuant to Section 14A(a)(1) of the Exchange Act, we are providing our stockholders with an opportunity to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC (commonly referred to as a “say-on-pay” vote).

Prior to casting your vote on this proposal, you are encouraged to read the proxy statement sections entitled “Compensation Discussion and Analysis” and “Executive Officer and Director Compensation” for a detailed discussion of our policies and practices relating to the compensation of our named executive officers.

Our Compensation Committee believes that the objectives of our executive compensation program, as it relates to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, our Compensation Committee believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our named executive officers and our stockholders. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers. This advisory vote is not intended to be limited or specific to any particular element of compensation, but rather to cover the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement as it relates to our named executive officers.

Resolution

Our Board of Directors is asking our stockholders to indicate their support for the compensation of our named executive officers, as described in this proxy statement, by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the named executive officers of Madrigal Pharmaceuticals, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

Vote Required

The foregoing resolution will be deemed approved on an advisory basis by the majority of the shares of our common stock cast affirmatively at the Annual Meeting on this proposal. Because this proposal is advisory, the results of the vote will not be binding on us, our Board of Directors or our Compensation Committee.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

2021 PROXY STATEMENT	59

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our directors and employees, including our chief executive officer and chief financial and accounting officer. The text of the code of conduct and ethics is posted on the “Investors—Corporate Governance” section of our website at www.madrigalpharma.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors or principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of NASDAQ.

HEDGING AND PLEDGING POLICY

Pursuant to our Insider Trading Policy, we prohibit employees, officers and directors from pledging any Company securities as collateral for a loan, or from holding any Company securities in a margin account. This policy also prohibits employees, officers and directors from entering into hedging transactions involving Company securities, including purchasing financial instruments such as options, prepaid variable forwards, equity swaps, collars, exchange funds and similar transactions. Hedging transactions means any transaction that hedges or offsets, or is designed to hedge or offset, any decrease in the market value of Company securities.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AT FUTURE ANNUAL MEETINGS

To be considered for inclusion in the proxy statement relating to our 2022 Annual Meeting of Stockholders, we must receive stockholder proposals subject to Rule 14a-8 under the Exchange Act no later than January 5, 2022; provided, however, that in the event that the date of the 2022 Annual Meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year’s Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such Annual Meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such Annual Meeting or the tenth (10th) day following the day on which we make a public announcement of the date of such meeting.

A stockholder’s nomination of persons for election to the Board of Directors (a “Director Nomination Proposal”) or for the proposal of business to be considered by the stockholders (a “Business Proposal”) may be made at an annual meeting of stockholders if certain requirements are met including the following procedural requirements: (1) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation (as described in greater detail below), (2) such other business must otherwise be a proper matter for stockholder action under the Delaware General Corporation Law, and (3) if the stockholder intends to deliver a proxy statement and form of proxy to stockholders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient

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STOCKHOLDER PROPOSALS AT FUTURE ANNUAL MEETINGS

number of holders of the Corporation’s voting shares to elect such nominee or nominees, the stockholder shall have satisfied applicable proxy statement and form of proxy notice and delivery requirements sufficient to carry the applicable Director Nomination Proposal or Business Proposal under applicable law or satisfied solicitation requirements, in each case, as set forth in our Bylaws. To be timely, a stockholder’s notice concerning the foregoing matters pertaining to an annual meeting shall be delivered to the Secretary at the principal executive offices of the Corporation not less than forty-five (45) or more than seventy-five (75) days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation (collectively, the “Meeting Matter Notice Requirement”). The submission window to meet the Meeting Matter Notice Requirement for the 2022 Annual Meeting of Stockholders runs from February 19, 2022 to March 21, 2022. In addition, such stockholder’s notice for an annual meeting shall set forth: (a) as to each person whom the stockholder proposes in a Director Nomination Proposal all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any Business Proposal a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and held of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees as described above. The foregoing Bylaw provisions related to a Director Nomination Proposal are referenced to elsewhere in this proxy statement as Bylaw Provisions Related to Stockholder Nominations of Director Candidates and such nominations are subject to additional requirements as set forth in this proxy statement. See “Management and Corporate Governance — Committees of the Board of Directors and Meetings; Nominating and Governance Committee.”

Proposals that are not a proper subject for consideration or that are not received in a timely manner will not be voted on at the 2022 Annual Meeting. If a proposal is proper and received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, Madrigal Pharmaceuticals, Inc., 200 Barr Harbor Drive, Suite 200, West Conshohocken, Pennsylvania 19428.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

2021 PROXY STATEMENT	61

HOUSEHOLDING OF PROXY MATERIALS

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request to Madrigal Pharmaceuticals, Inc., Corporate Secretary, 200 Barr Harbor Drive, Suite 200, West Conshohocken, Pennsylvania 19428. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers. In addition, we will promptly deliver, upon written request to the address above, a separate copy of the Notice of Internet Availability of Proxy Materials or the full set of proxy materials, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered.

Our Annual Report on Form 10-K for the year ended December 31, 2020 is available without charge upon written request to: Madrigal Pharmaceuticals, Inc., Corporate Secretary, 200 Barr Harbor Drive, Suite 200, West Conshohocken, Pennsylvania 19428. Our Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are based on our beliefs and assumptions and on information currently available to us, but are subject to factors beyond our control. Forward-looking statements include but are not limited to statements or references concerning: our primary and secondary study endpoints and supportive data for resmetirom, and the potential for achieving such endpoints and projections and accelerated approval objectives; competitive positioning; the estimated diagnosis and treatment rates for our target patient market; projected clinical utility for resmetirom; U.S. launch and market positioning projections; our study and development timelines; our future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters; our ability to obtain additional financing; the estimated size of the market for our product candidates; the timing and success of our development and commercialization of our anticipated product candidates; the availability of alternative therapies for our target market; optimal dosing levels for resmetirom; projections regarding potential future NASH resolution, safety, fibrosis treatment, cardiovascular effects, lipid treatment or biomarker effects with resmetirom; the predictive power of liver fat reduction on NASH resolution with fibrosis reduction; the achievement of enrollment objectives concerning patient number, safety database and/or timing for our studies; and potential NASH or NAFLD patient risk profile benefits with resmetirom. Forward-looking statements: reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events; include all statements that are not historical facts; and can be identified by terms such as “anticipates,” “be,” “believes,” “continue,” “could,” “demonstrates,” “design,” “estimates,” “expects,” “forecasts,” “future,” “goal,” “intends,” “may,” “might,” “plans,” “potential,” “predicts,” “predictive,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Although management presently believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct and you should be aware that actual results could differ materially from those contained in the forward-looking statements.

Forward-looking statements are subject to a number of risks and uncertainties. Our actual results may differ materially from the results discussed in these forward-looking statements due to various factors. Important factors that may cause actual results to differ materially from the results discussed in these forward-looking statements include,

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DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

but are not limited to the following summary risks described in our Annual Report on Form 10-K filed with the SEC on February 25, 2021: risks related to securing and maintaining relationships with collaborators; risks relating to conducting our clinical trials including trials substantially larger than our previous trials; risks relating to the commercialization, if any, of our proposed product candidates (such as marketing, regulatory, product liability, supply, competition, and other risks); dependence on the efforts of third parties; dependence on intellectual property; and risks related to our cash resources and ability to obtain working capital to fund our proposed operations. Please refer to Madrigal’s filings with the U.S. Securities and Exchange Commission for more detailed information regarding these risks and uncertainties and other factors that may cause actual results to differ materially from those expressed or implied. We specifically discuss these risks and uncertainties in greater detail in the section entitled “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2020, as well as in our other filings with the SEC.

Moreover, we operate in an evolving environment. New risks and uncertainties emerge from time to time and it is not possible for our management to predict all risks and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual future results to be materially different from those expressed or implied by any forward-looking statements. Except as required by applicable law or the rules of the NASDAQ Stock Market, or NASDAQ, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. We qualify all of our forward-looking statements by these cautionary statements.

MADRIGAL PHARMACEUTICALS, INC.

200 BARR HARBOR DRIVE, SUITE 200

WEST CONSHOHOCKEN, PENNSYLVANIA 19428

(267) 824-2827

West Conshohocken, Pennsylvania

May 5, 2021

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ANNEX A

MADRIGAL PHARMACEUTICALS, INC.

AMENDED 2015 STOCK PLAN

Originally Effective June 11, 2015

Amended and Restated Effective June 29, 2017

Amended and Restated Effective June 27, 2019

Upon Stockholder Approval, as Amended and Restated Effective June 17, 2021

1. DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Madrigal Pharmaceuticals, Inc. Amended 2015 Stock Plan, have the following meanings:

“Administrator” means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

“Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

“Agreement” means an agreement between the Company and a Participant pertaining to a Stock Right granted pursuant to the Plan, in such form as the Administrator shall approve.

“Board of Directors” means the Board of Directors of the Company.

“Cause” means, with respect to a Participant, (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, or (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

“Change of Control” means the occurrence of any of the following events:

(a) Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(b) Merger/Sale of Assets. (i) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company

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ANNEX A

outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (ii) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring shareholder approval; or

(c) Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (i) are directors of the Company as of the date of adoption of the Plan, or (ii) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

provided, however, that if any payment or benefit payable hereunder upon or following a Change of Control would be required to comply with the limitations of Section 409A(a)(2)(A)(v) of the Code in order to avoid an additional tax under Section 409A of the Code, such payment or benefit shall be made only if such Change of Control constitutes a change in ownership or control of the Company, or a change in ownership of the Company’s assets in accordance with Section 409A of the Code.

“Code” means the United States Internal Revenue Code of 1986, as amended, including any successor statute, regulation and guidance thereto.

“Committee” means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

“Common Stock” means shares of the Company’s common stock, $.0001 par value per share.

“Company” means Madrigal Pharmaceuticals, Inc., a Delaware corporation, and its successors.

“Consultant” means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

“Disability” or “Disabled” means permanent and total disability as defined in Section 22(e)(3) of the Code.

“Employee” means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a Share means:

(a) If the Shares are listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Shares, the closing or, if not applicable, the last price of the Shares on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

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ANNEX A

(b) If the Shares are not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Shares for the trading day referred to in clause (a), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market for the trading day on which the Shares were traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(c) If the Shares are neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.

“ISO” means an Option intended to qualify as an incentive stock option under Section 422 of the Code.

“Non-Qualified Option” means an Option which is not intended to qualify as an ISO.

“Option” means an option to purchase Shares at a specified price pursuant to the Plan.

“Option Agreement” means an Agreement pertaining to an Option granted pursuant to the Plan.

“Participant” means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include such Participant’s “Survivors” where the context requires.

“Plan” means this Madrigal Pharmaceuticals, Inc. Amended 2015 Stock Plan, as it may be amended and/or restated from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

“Stock-Based Award” means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

“Stock Grant” means a grant by the Company of Shares under the Plan.

“Stock Right” means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

“Substitute Award” means a Stock Right granted upon assumption of, or in substitution for, outstanding awards previously granted under a compensatory plan of a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

“Survivor” means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2. PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

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ANNEX A

3. SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be 4,336,477 shares of Common Stock or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 23 of this Plan. Any of the Shares reserved and available for issuance under the Plan may be used for any type of Stock Right under the Plan, and any or all of the Shares reserved for issuance under the Plan shall be available for issuance pursuant to ISOs.

(b) If an Option ceases to be outstanding, in whole or in part (other than by exercise), or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

4. ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator.

Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall Stock Rights with respect to more than 750,000 Shares be granted to any Participant in any fiscal year;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Accelerate the exercisability, vesting or lapse of forfeiture restrictions of a Stock Right;

(f) Amend any term or condition of any outstanding Stock Right, other than reducing the exercise price or purchase price, provided that (i) such term or condition as amended is not prohibited by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(a)(iii) below with respect to ISOs and pursuant to Section 409A of the Code;

(g) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right; and

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ANNEX A

(h) Make Substitute Awards;

provided, however, that (i) all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs and (ii) as of the Amendment Date, all grants of Stock Rights to a non-employee director of the Company shall be made in accordance with the terms and conditions of the Plan and of Exhibit A attached hereto (as such Exhibit A may be amended from time to time in accordance with its provisions). Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

5. ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6. TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a) Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i) Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per Share on the date of the grant of the Option.

(ii) Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

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ANNEX A

(iii) Vesting: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance criteria or the attainment of stated goals or events.

(iv) Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i) Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii) Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

(A) Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per Share covered by each ISO shall not be less than the Fair Market Value per Share on the date of grant of the Option; or

(B) More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per Share covered by each ISO shall not be less than 110% of the Fair Market Value per Share on the date of grant of the Option.

(iii) Term of Option: For Participants who own:

(A) Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide; or

(B) More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv) Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

(c) Substitute Awards: Notwithstanding Subparagraphs 6(a)(i) and 6(b)(ii), but subject to Paragraph 30, the exercise price per Share covered by an Option that is a Substitute Award may be less than the Fair Market Value per Share on the date of the grant of the Option, provided that such exercise price is determined in accordance with the principles of Section 424 of the Code for ISOs and consistent with Section 409A of the Code for Non-Qualified Options.

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ANNEX A

7. TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains;

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and

(d) Each Agreement shall provide that cash dividends declared or paid on Stock Grants that remain subject to time-based or performance-based vesting requirements shall not become payable unless and until the Stock Grant (or portion thereof) to which the dividends apply become vested and nonforfeitable.

8. TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Shares having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company, including the right to terminate the Stock-Based Award without the issuance of Shares, and the terms of any vesting conditions, performance criteria or events upon which Shares shall be issued. Under no circumstances may the Agreement covering stock appreciation rights (a) have an exercise price per Share that is less than the Fair Market Value per Share on the date of grant or (b) expire more than ten years following the date of grant; provided, however, the exercise price per Share covered by stock appreciation rights that are Substitute Awards may be less than the Fair Market Value per Share on the date of the grant of the stock appreciation rights, provided that such exercise price is determined consistent with Section 409A of the Code. Each Agreement shall provide that cash dividends declared or paid on Shares subject to Stock-Based Awards that remain subject to time-based or performance-based vesting requirements shall not become payable unless and until the Stock-Based Award (or portion thereof) to which the dividends apply become vested and nonforfeitable.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

9. EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision

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for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of Shares (held for such period if and to the extent required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator; or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above; or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

10. ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of Shares (held for such period if and to the extent required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance.

11. RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

12. ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (a) by will or by the laws of descent and distribution, or (b) as approved by the Administrator in its discretion and set forth in

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the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (a) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate for any reason other than termination for Cause, Disability, or death (for which events there are special rules in Paragraphs 14, 15, and 16, respectively) may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b) Except as provided in Subparagraph 13(c) below or Paragraphs 15 or 16, in no event may an Option intended to be an ISO be exercised later than three (3) months after the Participant’s termination of employment.

(c) The provisions of this Paragraph 13, and not the provisions of Paragraphs 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one (1) year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that for ISOs, any leave of absence granted by the Administrator of greater than ninety (90) days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

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14. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability;

(b) In the event rights to exercise the Option accrue periodically, the Option will become exercisable on the date of the Participant’s termination of service due to Disability to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability;

(c) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option; and

(d) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death;

(b) In the event rights to exercise the Option accrue periodically, the Option will become exercisable on the date of death to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death; and

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ANNEX A

(c) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

17. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

18. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE, DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, death or Disability (for which there are special rules in Paragraphs 19, 20, and 21 below), before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

19. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

20. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the

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ANNEX A

forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall lapse; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21. EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall lapse; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

22. DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

23. ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of Shares deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions. Upon consummation of a transaction where the Company is consolidated with or acquired by another entity in a merger or consolidation, or where the Company sells all or substantially all of the

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Company’s assets, other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised within a specified number of days of the date of such notice, at the end of which period such Options which have not yet been exercised shall terminate (all Options shall for purposes of this clause (ii) be made fully vested and exercisable immediately prior to their termination); or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of Shares into which such Option would have been exercisable (all Options shall for purposes of this clause (iii) be made fully vested and immediately exercisable immediately prior to their termination) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

Upon consummation of a Corporate Transaction, with respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants the securities of any successor or acquiring entity in the Corporate Transaction or (ii) provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Subparagraph 23(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company, other than a Corporate Transaction, pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance, if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs 23(a), 23(b) or 23(c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 23, including, but not limited to the effect of any Corporate Transaction and Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraphs 23(a), 23(b) or 23(c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made

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ANNEX A

and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Subparagraph 6(a)(iii).

(f) Change of Control. In the event of either:

(i) a Corporate Transaction that also constitutes a Change of Control, where outstanding Options are assumed or substituted in accordance with the first paragraph of Subparagraph 23(b) clause (i) above and, with respect to Stock Grants, in accordance with the second paragraph of Subparagraph 23(b) clause (i); or

(ii) a Change of Control that does not also constitute a Corporate Transaction,

if within six (6) months after the date of such Change of Control, (A) a Participant’s service is terminated by the Company or an Affiliate for any reason other than Cause; or (B) a Participant terminates his or her service as a result of being required to change the principal location where he or she renders services to a location more than 50 miles from his or her location of employment or consultancy immediately prior to the Change of Control; or (C) a Participant terminates his or her service after a material adverse change in a Participant’s duties, authority or responsibilities which causes such Participant’s position with the Company to become of significantly less responsibility or authority than such Participant’s position was immediately prior to the Change of Control; provided, in each case of clauses (B) and (C), such Participant provides written notice of such event to the Company within 30 days of the initial occurrence of such event, the Company fails to cure such event within 30 days from receipt of such written notice, and such Participant actually terminates employment at the end of the Company’s 30-day cure period;

then all of such Participant’s (1) Options outstanding under the Plan shall become fully vested and immediately exercisable as of the date of termination of such Participant, unless in any such case the Option has otherwise expired or been terminated pursuant to its terms or the terms of the Plan and (2) any forfeiture or repurchase rights of the Company with respect to outstanding Stock Grants that have not lapsed or expired prior to such Change of Control shall lapse and terminate as of the date of termination of such Participant.

24. ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

25. FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan, and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

26. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have

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ANNEX A

such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

27. WITHHOLDING.

(a) In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of Shares or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

(b) The maximum number of Shares that may be withheld from any Stock Right to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Stock Right or payment of Shares pursuant to such Stock Right, as applicable, may not exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such Stock Right; provided, however, for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Administrator has full discretion to choose, or to allow a Participant to elect, to withhold a number of Shares having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation (but such withholding may in no event be in excess of the maximum required statutory withholding amount(s) in such Participant’s relevant tax jurisdiction).

28. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a “Disqualifying Disposition” of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply, and no Disqualifying Disposition can occur thereafter.

29. EFFECTIVE DATE; TERMINATION OF THE PLAN.

The Plan was originally effective as of June 11, 2015, was further amended and restated effective as of June 29, 2017 and June 27, 2019, and is hereby further amended and restated effective as of June 17, 2021 (the “Amendment Date”), subject to approval by the shareholders of the Company as of such date. The Plan will terminate on April 23, 2025, the date which is ten (10) years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

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30. AMENDMENT OF THE PLAN AND AGREEMENTS; NO REPRICING.

(a) The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval.

(b) Other than as set forth in Paragraph 23 of the Plan, the Administrator may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any Stock Grant, any other Stock-Based Award or for cash. In addition, the Administrator may not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles.

(c) Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 30 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 23.

(d) Stock Rights granted prior to the applicable amendment and restatement date shall be subject to the Plan as further amended and restated, except to the extent (i) such amendment would adversely affect the Participant’s rights under such Stock Right or (ii) such amendment would result in a “material modification” of a Stock Right intended to qualify as “performance-based compensation” pursuant to the transition rules applicable to Section 162(m) of the Code.

31. EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

32. SECTION 409A.

If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Stock Right constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Stock Right may be made until the earlier of: (a) the first day of the seventh month following the Participant’s separation from service, or (b) the Participant’s date of death; provided, however, that any payments delayed during this six (6)-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options under the Plan be

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ANNEX A

exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board of Directors, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board of Directors shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code, Section 422 of the Code, or otherwise.

33. SECTION 280G.

If any payment or benefit a Participant would receive under this Plan, when combined with any other payment or benefit such Participant receives pursuant to a change of control (as defined for purposes of Section 280G of the Code) (for purposes of this Paragraph, a “Payment”) would: (a) constitute a “parachute payment” within the meaning of Section 280G of the Code; and (b) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be either: (x) the full amount of such Payment; or (y) such lesser amount as would result in no portion of the Payment being subject to the Excise Tax, whichever of the foregoing amounts, taking into account the applicable federal, state, and local employments taxes, income taxes, and the Excise Tax, results in such Participant’s receipt, on an after-tax basis, of the greater amount of the Payment, notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.

Except as required by Section 409A of the Code or to the extent that Section 409A of the Code permits discretion, the Administrator shall have the right, in the Administrator’s sole discretion, to designate those payments or benefits that should be reduced or eliminated so as to avoid having such payments or benefits be considered a parachute payment; provided, however, to the extent any payment or benefit constitutes deferred compensation under Section 409A of the Code, in order to comply with Section 409A of the Code, the Administrator shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Stock Rights subject to performance-based vesting, then by reducing or eliminating any accelerated vesting of Options, then by reducing or eliminating any accelerated vesting of remaining Stock Grants or Stock-Based Grants, then by reducing or eliminating any other remaining parachute payments.

34. INDEMNITY.

Neither the Board of Directors nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

35. CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s clawback policy then in effect is triggered.

36. GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or enforcement to the substantive laws of any other jurisdiction.

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EXHIBIT A

NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION POLICY

Equity Grants

All grants of equity awards to non-employee directors pursuant to this Policy will be made in accordance with the following provisions:

(a) Value. For purposes of this Policy, “Value” means (i) with respect to any equity award of Madrigal, the grant date fair value (i.e., Black-Scholes Value) shall be determined in accordance with the reasonable assumptions and methodologies employed by the Company for calculating the fair value of options under ASC 718 and (ii) with respect to equity awards of Madrigal Peer Group companies (as recommended with the input of Madrigal’s compensation consultant in the ordinary course) the grant date fair value of the equity awards of Madrigal Peer Group companies shall be determined in accordance with the reasonable assumptions and methodologies employed by Madrigal’s compensation consultant.

(b) Revisions. The Compensation Committee of the Board (the “Compensation Committee”) in its discretion may change and otherwise revise the terms of awards to be granted under this Policy, including, without limitation, the number of shares subject thereto or forms of awards, for awards granted on or after the date the Compensation Committee determines to make any such change or revision.

(c) Initial Equity Grants: One-time equity grants to each new non-employee director upon his/her first election to the Board after January 1, 2021 (the “Effective Date”) shall have (i) a Value equal to two times (2x) the 50th percentile Value of Madrigal Peer Group director annual equity awards, as benchmarked with the advice of the Company’s compensation consultant and (ii) in the case of stock option awards, a number of underlying option shares determined as of the date of grant by applying the applicable stock option Value (or portion thereof) from preceding clause (i) to the Company’s then-applicable Black-Scholes inputs and formula under ASC 718. Such initial grant shall vest as to 50% of the underlying shares on the first anniversary of the grant date and as to an additional 12.5% of the underlying shares on the last day of each successive quarterly period thereafter for four successive quarterly periods, subject to the non-employee director’s continued service as a director on such dates.

(d) Annual Equity Grants. On and after the Effective Date, as of, or as soon as practicable following, the regularly scheduled annual equity award grant date for Madrigal Executive Officers (the “Annual Award Date”), an annual equity grant will be made to each non-employee director then serving on the Board with: (i) a Value equal to the 50th percentile Value of Madrigal Peer Group director annual equity awards, as benchmarked with the advice of the Company’s compensation consultant in the ordinary course and (ii) in the case of stock option awards, a number of underlying option shares determined as of the date of grant by applying the applicable stock option Value (or portion thereof) from preceding clause (i) to the Company’s then-applicable Black-Scholes inputs and formula under ASC 718 (the “Annual Option Number”). Such annual grant shall vest in full on the first anniversary of such date of grant, subject to the non-employee director’s continued service as a director on such date. Notwithstanding the foregoing, if a new non-employee director joins our Board on a date other than the Annual Award Date, then such non-employee director will be granted his or her first annual equity grant under this paragraph (d), subject to a pro-rata reduction of the Value (and applicable Annual Option Number) based on the quotient of (A) (360 minus the number of days elapsed from such non-employee director’s initial appointment to the Board and such Annual Award Date) divided by (B) 360.

2021 PROXY STATEMENT	81

EXHIBIT A

(e) Additional Equity Grants: In addition to the foregoing, non-employee directors may also be granted such additional equity awards in such amounts and on such dates as the Board may recommend.

(f) Ratification or Approval. This Policy may be (but is not required to be) considered and approved by stockholders (i) as part of an equity plan proposal, with this Policy described as a feature of such plan, or (ii) as part of a stand-alone proposal, in each case subject to the advice and input of counsel concerning whether such approval is required or is desirable based upon applicable, or then-existing, legal and governance trends and developments.

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P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

INTERNET Go To: www.proxypush.com/MDGL • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote

PHONE Call 1-866-249-5094 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions

MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

Go Green! To receive documents via e-mail, simply go to: www.proxydocs.com/MDGL

Madrigal Pharmaceuticals, Inc. Annual Meeting of Stockholders For Stockholders of record on April 26, 2021

TIME:	Thursday, June 17, 2021 09:00 AM, Eastern Time
PLACE:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/MDGL to register to attend the Annual Meeting

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Paul A. Friedman and Brian J. Lynch (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Madrigal Pharmaceuticals, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Madrigal Pharmaceuticals, Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒ Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3, 4 AND 5

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS

1.	Election of Class II Directors

		FOR	WITHHOLD	ABSTAIN
	1.01 Rebecca Taub, M.D.	☐	☐	☐	FOR

	1.02 Fred B. Craves, Ph.D.	☐	☐	☐	FOR

		FOR	AGAINST	ABSTAIN
2.	To approve our amended 2015 Stock Plan.	☐	☐	☐	FOR

3.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐	FOR

4.	Advisory vote on compensation of named executive officers.	☐	☐	☐	FOR

5.	In their discretion, the proxies are authorized to vote and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.	☐	☐	☐	FOR

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc.,

should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date	Signature (if held jointly) Date